[GE LOGO]

ELFUN FUNDS

[PHOTO]

ANNUAL REPORT

DECEMBER 31, 1996

Understanding Your Report

Chairman's Letter                                                         1

Review of Performance and
Schedules of Investments

   Portfolio managers discuss your Funds' results in 1996

     Elfun Global Fund                                                    3

     Elfun Trusts                                                         8

     Elfun Diversified Fund                                              13

     Elfun Tax-Exempt Income Fund                                        22

     Elfun Income Fund                                                   30

     Elfun Money Market Fund                                             37


Notes to Performance and
Schedules of Investments                                                 40

Financial Statements                                                     41

   Financial Highlights and Statements of Assets and
   Liabilities, Operations, and Changes in Net Assets

Notes                                                                    50

   Notes to the Financial Statements

Independent Auditors' Report                                             55

   The Auditors' opinion

Elfun Funds Investment Team                                             56

Shareholder Services                                     Inside back cover

   How you can obtain more information


                              Top Rated Elfun Funds

                                 BY MORNINGSTAR
                            Through December 31, 1996
--------------------------------------------------------------------------------

    FUND                   NUMBER               STAR
 (CATEGORY)               OF FUNDS             RATING

--------------------------------------------------------------------------------
Elfun Global -- (International Equity)
--------------------------------------------------------------------------------
   Overall                   383                ****
    1 year                   835                ****
    3 year                   383                ****
    5 year                   185                ****

--------------------------------------------------------------------------------
Elfun Trusts -- (Domestic Equity)
--------------------------------------------------------------------------------
   Overall                  1826                *****
    1 year                  2959                ****
    3 year                  1826                *****
    5 year                  1058                ****
   10 year                   598                *****

--------------------------------------------------------------------------------
Elfun Tax-Exempt Income -- (Municipal Bonds)
--------------------------------------------------------------------------------
   Overall                  1129                ****
    1 year                  1739                ****
    3 year                  1129                ****
    5 year                   580                ****
   10 year                   257                ****

--------------------------------------------------------------------------------
Elfun Income -- (Taxable Bonds)
--------------------------------------------------------------------------------
   Overall                  1104                ****
    1 year                  1670                ***
    3 year                  1104                ****
    5 year                   597                ****
   10 year                   242                ****
--------------------------------------------------------------------------------

Morningstar is an independent fund ranking company that seeks to provide a non-bias rating system used in making investment decisions. A fund is rated in its investment class on a scale of one to five stars through the evaluation of the historical balance of risk and return.

Morningstar proprietary ratings reflect historical risk-adjusted performance through December 31, 1996. The ratings are subject to change every month. Morningstar ratings are calculated from a fund's three-, five- and ten-year returns (with fee and sales charge adjustments) in excess of 10-day Treasury bill returns. The one-year rating is calculated using the same methodology, but is not a component of a fund's overall rating. Ten percent of the funds in a rating category receive five stars, the next 22.5% receive four stars and the next 35% receive three stars.

--------------------------------------------------------------------------------
On the Cover:  GE Investments' employees in a team meeting.

                                                      A Letter from the Chairman

Dear Shareholder:

I am pleased to provide you with the 1996 Annual Report. This letter will be my last to you as Chairman, as I look forward to my retirement from GE Investments. I appreciate having had the opportunity to build a relationship with the Elfun membership over the past 12 years, and I would like to take this opportunity to introduce you to my successor, John Myers. John is a 10 year seasoned veteran at GE Investments, and has over 25 years experience with General Electric Company.

This past year brought excitement in the financial markets as well as at GE Investments. We continued to see growth in Elfun Funds' assets and an increased focus was placed on customer service. I want to thank you for your response to our customer satisfaction survey. The survey enabled us to identify your expectations and helped point out areas that require enhancements. We learned that approximately 94% of respondents were satisfied with GE Investments and one area presenting an opportunity for improvement was a more user-friendly automated telephone response system. As a result of your comments, we are in the process of revamping the automated telephone response system (please refer to the inside back cover for further details).

[PHOTO OF DALE F. FREY]


                             PERFORMANCE HIGHLIGHTS

The performance profiles, which begin on page 3, demonstrate that the Elfun Funds generated attractive returns for our shareholders in 1996. The Funds with equity exposure, namely Elfun Global, Elfun Trusts and Elfun Diversified, all achieved double digit returns for 1996, benefiting from the strength of the 1996 equity markets.

Once again, all of the Elfun Funds, except Elfun Global, outperformed the average of their peers' based on calculations performed by Lipper Analytical Services, an independent mutual fund rating service. Additionally, the 1996 annual returns of the Elfun Income and Elfun Money Market Funds were in the top 10% of their Lipper Peers. The average Lipper returns for each category and complete details on each Fund's performance can be located on the various performance review pages of this annual report.

We are proud to inform you that our Elfun Funds are now rated by Morningstar, an independent fund ranking company which analyzes risk-adjusted performance in order to provide a non-bias rating system. The inside front cover of this report shows our top rated funds.

                                 MARKET OVERVIEW

1996 proved to be another solid year in the financial markets. Low inflation, good corporate earnings, and a post-election rally all contributed to strong performance. The supply-demand balance also remained favorable, with annual merger and acquisition activity topping $650 billion, and cash inflows into equity mutual funds exceeding $200 billion, setting new records for both measures. These factors drove the S&P 500 up 23.1% for the year.

International equity market performance, as measured by the Morgan Stanley EAFE Index, lagged the U.S. market with full year returns of 6.0%. Despite cautious optimism that Japan may be emerging from a recession, the Japanese market underperformed significantly, declining 15.5% in 1996. European shares continue to take their lead from the U.S. markets with German, French and U.K.

markets rising 13.6%, 21.1% and 27.4%, respectively, for the year. We continue to hold a favorable view of overseas markets, particularly those in Europe where corporate restructurings and productivity improvements are expected to accelerate profit growth.

In the first half of 1996, fixed income returns were adversely impacted due to concerns over a strong economy. Rates declined in the second half as inflation fears and election uncertainties subsided allowing the bond market to return 3.6% for the year as measured by the Lehman Brothers Aggregate Bond Index. Municipal bonds outperformed taxable bonds on a total return basis, with the Lehman Brothers Municipal Bond Index returning 4.4% for the full year.

                                 MARKET OUTLOOK

Our outlook on the domestic equity market is cautious. The U.S. market remains at or near record levels when measured by dividend yield and other traditional valuation methods, suggesting greater vulnerability to a possible correction. International equity markets continue to offer opportunities for attractive growth and good investment value. In the new year, we foresee a moderate acceleration of domestic economic growth, a stable interest rate environment, and continued low inflation. International markets are expected to perform well as long as the U.S. market remains stable.

At GE Investments, it was our pleasure to serve your investment needs in 1996 and we look forward to helping you meet your financial objectives in 1997.

Sincerely,


/S/ SIGNATURE


Dale F. Frey
Chairman of the Board and President
General Electric Investment Corporation

                                        INTRODUCING GE INVESTMENTS' NEW CHAIRMAN

Dear Shareholder:

I am excited about the opportunity of serving you as Chairman of GE Investments. GE Investments has become a leader in investment management because of its diversified multi-asset base, its solid performance and its strong management team. I hope to build upon the outstanding organization developed under Dale Frey's leadership over the last twelve years, and offer you continued high quality service and investment management results. I am honored to be appointed as the leader of this exciting organization and I look forward to delivering continued, strong investment performance to our shareholders.

Sincerely,

/S/ SIGNATURE


John H. Myers


John Myers is a seasoned veteran of GE's financial community and of GE Investments. John, previously Executive Vice President of GE Investments, began his GE career in 1970 after serving as an officer in the U.S. Navy. He progressed through several global financial assignments in GE corporate staff and GE Power Systems before joining GE Investments in 1986. John serves on the Board of Directors of Doubletree Hotels Corporation. He holds a B.S. in Mathematics from Wagner College, where he serves on the Board of Trustees.

[PHOTO OF JOHN H. MYERS]

                                                               EFLUN GLOBAL FUND

Q&A

Ralph Layman manages the international equity operation of GE Investments with total assets of over $8 billion. His responsibilities include managing the Elfun Global Fund. Prior to joining GE Investments in 1991, Ralph was Executive Vice President and Director of International Equity Operations at Northern Capital Management. Previously, he was a Vice President and Portfolio Manager at Templeton Investment Counsel, Inc. He was instrumental in forming Templeton's Emerging Markets Fund, the first listed emerging markets equity fund in the U.S. Ralph is a Trustee of the GE Pension Trust and GE's employee savings program, and serves on the GE Investments' Asset Allocation Committee. He is a Chartered Financial Analyst (CFA), a charter member of the International Society of Security Analysts and a member of the New York Society of Security Analysts. Ralph is a graduate of the University of Wisconsin with a B.S. in Economics and a M.S. in Finance.

Q.   How did Elfun Global Fund perform compared to its benchmarks in 1996?

A. Elfun Global had a total return of 16.1% in 1996. The MSCI World Index had a return of 13.5% for the same period. Our Lipper peer group of 189 Global funds had an average return of 16.5%.

Q. Why did the Elfun Global Fund over or under perform its benchmark and peers?

A. The Fund's performance during the year was driven by superior stock selection in Europe, Japan and Latin America. While the Fund's U.S. market return was comparable to the U.S. market, we were underweighted relative to the benchmark and many of our peers. Our underweighting in the U.S. market is a reflection of the relative value which exists in other markets around the world.

Q.   Which investments stand out?

A. Many of our investments performed well in 1996. Companies such as Siebe AB, AlliedSignal, HSBC Holdings, Carrefour and Autoliv AB registered strong gains. When considering potential investments, we constantly look for catalysts which enable our companies to maintain superior long-term growth rates. The catalyst for Siebe and AlliedSignal is clearly management quality. HSBC Holdings has one of the best global banking franchises, especially in Asia. Carrefour has a strong presence in the developing Latin American and Asian markets. Autoliv AB is developing a leading global position in automotive safety systems through their merger with Morton. We believe these catalysts, among others, will be the drivers which contribute to continuing enhanced valuations over the long-term.

Q.   What has your investment strategy been?

A. Our investment strategy is undervalued growth. Our analysts regularly screen the world for globally competitive companies with growth rates in excess of their valuation. We are bottom-up investors and our philosophy is driven by where a company does business, not by where it is located. Since our style is company specific, we are able to manage a tight, diversified portfolio with a limited number of names.

Q.   What is the outlook for the Fund?

A. Stock selection drives the country allocation of the portfolio. We are currently underweighted in the U.S. and Japan, and overweighted in Europe. We continue to find many companies in Europe undervalued relative to their long term growth rates. European markets in 1997 should benefit from weak currencies, low inflation, low interest rates and stable economies. We believe Japan is in desperate need of economic deregulation to improve growth. We are selectively investing in Japan's winners today. We continue to believe the U.S. equity market is very expensive relative to future growth prospects. However, we do maintain investments on a select group of undervalued, U.S. based growth companies.



[PHOTO OF RALPH LAYMAN]

                                                               ELFUN GLOBAL FUND

             COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT

--------------------------------------------------------------------------------
                        Elfun Global            MSCI World
                        ------------            ----------
         1/5/88            10000                  10000
            '88            10994                  12330
            '89            13714                  14377
            '90            12540                  11930
            '91            14398                  14112
            '92            15254                  13374
            '93            20117                  16384
            '94            19990                  17217
            '95            23194                  20782
            '96            26935                  25583
--------------------------------------------------------------------------------

                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1996
--------------------------------------------------------------------------------
                                                     Since
                         One          Five          Inception
                        Year          Year          (1/5/88)
--------------------------------------------------------------------------------

Elfun Global Fund      16.13%        13.35%          11.63%


MSCI World             13.48%        10.82%          10.00%


--------------------------------------------------------------------------------

INVESTMENT PROFILE

A Fund designed for investors who seek long-term growth of capital and future income consistent with prudent management and preservation of capital. The Fund invests principally in equity securities issued by companies located in both developed and developing countries throughout the world.

                         *Lipper Performance Comparison

                         Based on 12/31/96 total returns
                             Global Stock Peer Group

                                                 One     Five
                                                Year     Year
                                                ----     ----

   Fund's rank in peer group:                     95       13

   Number of Funds in peer group:                189       47

   Peer group average total return:              16.5%    11.2%

   Lipper categories in peer group:           Global, Global Small
                                              Company.

----------
   * See notes to performance for explanation of peer categories.


                            Top Ten Largest Holdings
                          as a percentage of net assets
                              at December 31, 1996
================================================================================
Siebe                                     2.4%
Telecom Italia Mobile                     2.4%
Citicorp                                  2.2%
AlliedSignal Inc.                         2.2%
Novartis AG                               2.2%
First Data Corp.                          2.2%
HSBC Holdings                             2.1%
Carrefour                                 2.1%
Reed International                        1.9%
Ecolab Inc.                               1.9%
--------------------------------------------------------------------------------

See page 40 for Notes to Performance.
Past performance is no guarantee of future results.

             Schedule of Investments (dollars in thousands) -- December 31, 1996

ELFUN GLOBAL FUND

U.S.                       25.4%
Japan                      11.0%
Europe                     44.2%
Pacific Rim                 9.9%
Other Regions               5.8%
Cash & Other                3.7%

--------------------------------------------------------------------------------
                                  NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Common Stock -- 96.3%
--------------------------------------------------------------------------------

Australia -- 1.2%
Burns Philip & Co.              1,212,984     $  2,160

Austria -- 2.1%
Creditanstalt Bankverein            7,749          358
Flughafen Wien AG                  12,170          621
VA Technologie AG                  17,760        2,787
                                                 3,766

Brazil -- 1.1%
Brasmotor S.A.                  4,808,727        1,335
Ceval Alimentos S.A.           72,368,687          634
                                                 1,969

Finland -- 0.9%
Valmet Corp.                       89,801        1,581


France -- 7.4%
Banque Nationale Paris
(Privitisation)                    14,742          570(a)
Carrefour                           5,559        3,617
Coflexip ADR                       97,473        2,559
Technip                            13,677        1,284
Total S.A. (Class B)               39,219        3,190
Valeo                              28,328        1,747
                                                12,967
Germany -- 5.8%
BASF AG                            26,140        1,007
Fresenius Medical Care Inc.
   AG ADR                          25,307        2,087(a)
Gehe AG                            25,231        1,615
Mannesmann AG                       5,215        2,260
Sap AG                              6,504          909
Veba AG                            39,647        2,293
                                                10,171

Hong Kong -- 4.3%
Consolidated Electric Power       548,600        1,288
Giordano International          2,112,000        1,802
HSBC Holdings                     171,250        3,664
Television Broadcasts Ltd.
   ADR                            213,000          851
                                                 7,605

Indonesia -- 1.3%
Astra International               486,500        1,339
Steady Safe                       712,867          913
                                                 2,252

Italy -- 4.2%
Edison SPA                        136,719          865
IMI                               106,554          913
Industrie Natuzzi Spa              54,182        1,246
Istituto Mobiliare
   Italiano ADR                     9,613          249
Telecom Italia Mobile           1,650,165        4,172
                                                 7,445

Japan -- 11.0%
Canon Inc.                        123,000        2,719
Credit Saison Co.                  86,000        1,923
DDI Corp.                             464        3,069
Honda Motor Co.                    62,000        1,772
Murata Manufacturing Co.           40,000        1,330
NTT Data Corp.                         59        1,727
Omron Corp.                        61,000        1,148
Rohm Co.                           24,000        1,575
Secom Co.                          38,000        2,300
Sega Enterprises                   21,400          721
Suzuki Motor Corp.                120,000        1,098
                                                19,382
Malaysia -- 1.0%
AMMB Holdings Berhad              201,600        1,692


----------
See Notes to Schedules of Investments and Financial Statements

                   Elfun Global Fund (dollars in thousands) -- December 31, 1996

--------------------------------------------------------------------------------
                                  NUMBER
                                OF SHARES        VALUE
--------------------------------------------------------------------------------
Mexico -- 1.7%
Grupo Carso S.A. (Series A)       117,284      $   614
Grupo Carso S.A. de C.V. ADR       42,418          445
Grupo Financiero Bancomer
   S.A. ADR (Series C)            151,105        1,228(a,b)
Grupo Televisa S.A. de
   C.V. ADR                        25,211          646(a)
                                                 2,933

Netherlands -- 2.6%
ING Groep N.V.                     85,500        3,080
PolyGram N.V.                      28,786        1,467
                                                 4,547

Norway -- 1.8%
Petroleum Geo Services             81,494        3,149(a)

Panama -- 1.0%
Banco Latinoamericano de
   Exportaciones S.A. (Class E)    15,916          808
Panamerican Beverages Inc.
   (Class A)                       19,898          932
                                                 1,740

Peru -- 0.8%
Telefonica del Peru S.A. ADR
   (Class B)                       71,985        1,359

Philippines -- 1.7%
Pilipino Telephone                943,100          798(a)
San Miguel Corp.                  513,050        2,263
                                                 3,061
Portugal -- 0.4%
Telecel-Comunicacoes
   Pessoais S.A.                   10,601          677

South Africa -- 1.2%
Iscor                           3,054,308        2,180

Spain -- 1.5%
Banco Popular (Regd.)               4,569          897
Repsol S.A.                        47,989        1,841
                                                 2,738
Sweden -- 1.7%
Autoliv AB                         67,254        2,949

Switzerland -- 6.9%
ABB AG                              2,077        2,584
Novartis AG                         3,389        3,881
Roche Holdings AG                     223        1,735
Schw Ruckversicher (Regd.)          1,876        2,003
Tag Heuer                          11,703        1,889(a)
                                                12,092

Thailand -- 0.4%
Thai Farmers Bank                 123,520          771

United Kingdom -- 8.9%
BPB Industries                    216,851        1,427
Granada Group                     148,157        2,190
Medeva                            530,256        2,307
Railtrack Group PLC                71,759          475
Reed International                177,512        3,339
Siebe                             225,437        4,187
TC Group PLC                            2            0
Thorn                             408,778        1,772
                                                15,697

United States -- 25.4%
Airgas Inc.                        83,754        1,843(a)
Airtouch Communications Inc.       67,191        1,697(a)
AlliedSignal Inc.                  59,128        3,962
Avery Dennison Corp.               30,550        1,081
Chrysler Corp.                     38,739        1,278
Citicorp                           38,482        3,964
Colgate Palmolive Co.              28,505        2,630
Ecolab Inc.                        88,201        3,319
First Data Corp.                  106,126        3,874
General Nutrition Cos. Inc.        27,705          467(a)
Intel Corp.                        17,813        2,332
Motorola Inc.                      46,383        2,847
Scherer (R.P.) Corp. Delaware      48,866        2,455(a)
Sears Roebuck & Co.                48,294        2,227
Sensormatic Electronics Corp.      90,264        1,512
Toys `R Us Inc.                    53,580        1,607(a)
Travelers Group Inc.               62,864        2,852
Tyco International Ltd.            21,920        1,159
UCAR International Inc.            79,543        2,993(a)
Zebra Technologies Corp.
   (Class A)                       33,166          775
                                                44,874
Total Common Stock
   (Cost $144,017)                             169,757


----------
See Notes to Schedules of Investments and Financial Statements

                                  Schedule of Investments (dollars in thousands)

--------------------------------------------------------------------------------
                                 PRINCIPAL
                                   AMOUNT        VALUE
--------------------------------------------------------------------------------

Short Term Investments -- 2.6%
--------------------------------------------------------------------------------

U.S. Government Agencies -- 2.2%
Federal Home Loan Mortgage Corp.
5.34%      01/30/97                $2,000       $1,991
Federal National Mortgage Assoc.
5.28%      01/21/97                 2,000        1,994(d)
                                                 3,985

Repurchase Agreement -- 0.4%
State Street Bank and Trust Co.
6.00%      01/02/97
   (Cost $690)                        690          690
   (dated 12/31/96, proceeds
   $690, collateralized by $705
   United States Treasury Note,
   6.25%, 06/30/98)

Total Short Term Investments
   (Cost $4,675)                                 4,675

Other Assets and Liabilities,
   net 1.1%                                      1,871
                                              --------

NET ASSETS -- 100%                            $176,303
                                              ========


Icons represent the top five country weightings in the Elfun Global Fund at December 31, 1996.

----------
See Notes to Schedules of Investments and Financial Statements

                                                                    ELFUN TRUSTS

Q&A

David Carlson manages pension and mutual fund portfolios with total assets of nearly $2 billion. His responsibilities include managing Elfun Trusts and the U.S. equity portion of Elfun Diversified Fund. Dave joined GE in 1980 on the Financial Management Program. In 1982, he joined GE Investments as a Security Analyst responsible for several consumer industries. In 1988, Dave assumed responsibility for managing Elfun Trusts. He is a Trustee for the GE Canada Pension Trust, a Chartered Financial Analyst (CFA) and a member of the New York Society of Security Analysts. Dave is a graduate of Indiana University with a B.S. in Business.

Q.   How did Elfun Trusts perform compared to its benchmarks in 1996?

A. Elfun Trusts had a total return of 23.6% in 1996. This compares to a 23.1% return for the S&P 500. Our peer group of 669 Growth funds as measured by Lipper Analytical Services posted an average return of 19.2%. Despite a slim lead over the S&P 500, Elfun Trusts outperformed 82% of Growth funds as measured by Lipper.

Q.   Which industries or sectors drove the outperformance in 1996?

A. Elfun Trusts has about 20% of the portfolio in financial stocks, a larger percentage than the S&P 500, and like last year, these stocks were strong performers. Technology stocks were also strong performers and while Elfun Trusts is about market weighted in this sector (i.e. our weighting of 12% matches the S&P weighting of 12%), our technology stocks performed well versus the S&P 500. Our underweighted positions in utilities and basic materials was a positive driver last year as these stocks underperformed the S&P 500. Elfun Trusts maintained a cash weighting of 5-6% throughout the year and with a return of around 5%, this cash holding was a drag to overall performance. We are maintaining a modest cash weighting to take advantage of a market correction.

Q.   Please discuss the implication of the large unrealized gain in Elfun
     Trusts.

A. Elfun Trusts has a market value of approximately $1.5 billion, but the cost basis of the stocks held is approximately $730 million. Therefore, about half of the net asset value per share is represented by unrealized gains. By law, we must distribute all income and any realized gains (net of losses) earned during the year. With such a large unrealized gain, almost any turnover in the portfolio will result in realized gains and hence a higher distribution at year end. We manage the portfolio with the goal of deferring taxes and our low turnover rate is expected to continue into the foreseeable future. In light of the market strength over the last two years however, investors should be aware of the magnitude of the potential capital gain that exists in the Fund.

Q.   What is the Fund's positioning for the new year?

A. As always, Elfun Trusts focuses on a universe of quality growth stocks. We select companies that are leaders in their industries, with double-digit growth rates, strong financial characteristics, and shareholder oriented management. We remain overweighted in the Financial sector, Healthcare, Capital goods, and Consumer industries. We are underweighted in Utilities and Basic Materials. We did move to a market weighting (about 10%) in energy stocks in 1996.

     Our forecast for overall corporate profits calls for a gain of about 5-7% this year. We believe the holdings in Elfun Trusts can grow earnings at a low double-digit rate. We expect our strategy of finding above average growth stocks at reasonable valuation levels will result in long term outperformance versus the market and peers.

[PHOTO OF DAVID CARLSON]

                                                                    Elfun Trusts

              Comparison of Change in Value of a $10,000 Investment

                       Elfun Trusts         S&P 500
                       ------------         -------
            '86           10000              10000
            '87           10349              10511
            '88           12254              12261
            '89           16642              16128
            '90           16025              15619
            '91           20539              20395
            '92           22445              21971
            '93           24461              24171
            '94           24517              24485
            '95           34126              33664
            '96           42162              41444


                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1996
--------------------------------------------------------------------------------

                     One         Five           Ten
                    Year         Year           Year
--------------------------------------------------------------------------------

Elfun Trusts        23.55%       15.47%        15.48%


S&P 500             23.11%       15.24%        15.28%


--------------------------------------------------------------------------------

INVESTMENT PROFILE

A Fund designed for investors who seek long-term growth of capital and future income rather than current income through investment in domestic and foreign securities. The Fund invests principally in common stocks or in securities convertible into common stocks and may hold bonds, notes and other types of securities.
--------------------------------------------------------------------------------

                         *Lipper Performance Comparison

                         Based on 12/31/96 total returns
                                Growth Peer Group

                                            One       Five        Ten
                                           Year       Year        Year
                                           ----       ----        ----
   Fund's rank in peer group:               123         60          31

   Number of Funds in peer group:           669        255         163

   Peer group average total return:        19.2%      13.0%       13.5%

   Lipper categories in peer group:       Growth


----------
   * See notes to performance for explanation of peer categories.


                            Top Ten Largest Holdings
                          as a percentage of net assets
                              at December 31, 1996
================================================================================

Travelers Group Inc.                      3.2%
Federal National Mortgage Assoc.          2.7%
First Data Corp.                          2.5%
Dover Corp.                               2.4%
Philip Morris Cos. Inc.                   2.3%
Intel Corp.                               2.2%
Schlumberger Ltd.                         2.2%
Equifax Inc.                              2.2%
Reuters Holdings PLC ADR (Class B)        2.2%
AlliedSignal Inc.                         2.2%

----------
See page 40 for Notes to Performance.
Past performance is no guarantee of future results.

                        Elfun Trusts (dollars in thousands) -- December 31, 1996


ELFUN TRUSTS

Energy & Basic Material              11.4%
Consumer                             20.3%
Capital Goods                        10.8%
Healthcare                           14.8%
Financial Services                   19.9%
Retail Trade                          2.4%
Technology                           11.6%
Transportation                        1.3%
Utilities                             4.2%
Cash & Other                          3.3%


--------------------------------------------------------------------------------
                                   Number
                                 of Shares       Value
--------------------------------------------------------------------------------
Common Stock -- 96.7%
--------------------------------------------------------------------------------

Basic Materials -- 2.2%
Air Products & Chemicals Inc.     130,000    $   8,986
Airgas Inc.                       260,000        5,720(a)
Morton International Inc.         480,000       19,560
                                                34,266

Capital Goods -- 10.8%
Alleghany Corp. Delaware           34,680        7,352(a)
AlliedSignal Inc.                 500,000       33,500
AMP Inc.                          310,000       11,896
Browning-Ferris
   Industries Inc.                240,000        6,300
Dover Corp.                       735,000       36,934
Emerson Electric Co.              100,000        9,675
Hanson PLC ADR                    200,000        1,350
Hubbell Inc. (Class A)             91,000        3,458
Hubbell Inc. (Class B)            490,320       21,207
Molex Inc. (Class A)              250,000        8,906
Tyco International Ltd.           115,000        6,081
Waste Management
   International PLC ADR          175,000        1,378(a)
WMX Technologies Inc.             490,000       15,986
                                               164,023

Consumer - Cyclical -- 11.0%
American Medical Response         187,570        6,096(a)
Automatic Data
   Processing Inc.                480,000       20,580
Carmike Cinemas Inc.               25,000          634(a)
Carnival Corp. (Class A)          240,000        7,920
Catalina Marketing Corp.           94,000        5,182(a)
Circus Circus Enterprises Inc.    155,000        5,328(a)
Comcast Corp. (Class A)           585,000       10,420
Comcast UK Cable Partners
   Ltd. (Class A)                 110,000        1,499(a)
CUC International Inc.             45,000        1,069(a)
Disney (Walt) Co.                 319,000       22,210
Gannett Inc.                      155,000       11,606
Harman International
   Industries Inc.                115,000        6,397
International Cabletel Inc.       730,000       18,432(a)
Interpublic Group Cos. Inc.       210,000        9,975
McDonalds Corp.                   210,000        9,502
Metromedia International
   Group Inc.                     150,000        1,481(a)
Readers Digest Assoc. Inc.
   (Class A)                       55,000        2,214
Scholastic Corp.                   70,000        4,708(a)
TCI Satellite Entertainment Inc.
   (Class A)                       67,500          667(a)
Tele-Communications Inc.
   (Series A)                     675,000        8,817(a)
Tele-Communications Inc. Liberty
   Media Group (Series A)         215,000        6,141(a)
Television Broadcasts Ltd. ADR    275,000        1,099
Time Warner Inc.                  140,000        5,250
                                               167,227

Consumer Stable -- 9.3%
Anheuser Busch Cos. Inc.          210,000        8,400
Avon Products Inc.                265,000       15,138
Coca Cola Co.                      55,000        2,894
Colgate Palmolive Co.              60,000        5,535
Duracell International Inc.        85,000        5,940
Gillette Co.                       60,000        4,665
International Flavours             70,000        3,150
Kimberly Clark Corp.              320,000       30,480
Pepsico Inc.                      880,000       25,740
Philip Morris Cos. Inc.           310,000       34,914(j)
Procter & Gamble Co.               50,000        5,375
                                               142,231

----------
See Notes to Schedules of Investments and Financial Statements

                                  Schedule of Investments (dollars in thousands)

--------------------------------------------------------------------------------
                                   Number
                                 of Shares       Value
--------------------------------------------------------------------------------

Energy -- 9.2%
Amoco Corp.                        60,000    $   4,830
Anadarko Petroleum Co.            215,000       13,921
Atlantic Richfield Co.             90,000       11,925
Exxon Corp.                       140,000       13,720
Royal Dutch Petroleum
   Co. ADR                        155,000       26,466
Schlumberger Ltd.                 340,000       33,957
Texaco Inc.                       100,000        9,813
Union Pacific Resources
   Group Inc.                     207,501        6,069
Unocal Corp.                      500,000       20,313
                                               141,014

Financial -- 13.2%
American Express Co.              225,000       12,713
Banque Nationale Paris             81,899        3,170(a)
Citicorp                          260,000       26,780
Countrywide Credit Industries     350,000       10,019
Federal National
   Mortgage Assoc.              1,100,000       40,975
Morgan (J.P.)  & Co. Inc.         140,000       13,667
State Street Boston Corp.         310,000       19,995
Travelers Group Inc.            1,086,666       49,307
Wells Fargo &  Co.                 90,000       24,277
                                               200,903

Healthcare -- 14.8%
Abbott Laboratories               600,000       30,450
American Home
   Products Corp.                 330,000       19,346
Arrow International Inc.           60,000        1,725
Bristol-Myers Squibb Co.          195,000       21,206
Cardinal Health Inc.              180,000       10,485
Columbia/HCA
   Healthcare Corp.               105,000        4,279
Dentsply International Inc.        90,000        4,275
Eli Lilly & Co.                   190,000       13,870
Johnson & Johnson                 620,000       30,845
Lincare Holdings Inc.             120,000        4,920(a)
Living Centers of America Inc.    155,000        4,301(a)
Merck & Co. Inc.                  330,000       26,153
MIM Corp.                         100,000          500(a)
Pfizer Inc.                       370,000       30,664
Smithkline Beecham PLC ADR        230,000       15,640
St. Jude Medical Inc.              40,000        1,705(a)
Watson Pharmaceuticals Inc.       110,000        4,943(a)
                                               225,307

Insurance -- 6.7%
American International
   Group Inc.                     155,000       16,779
Chubb Corp.                       190,000       10,213
General Reinsurance Corp.          90,000       14,197
Loews Corp.                       305,000       28,746
Marsh & McLennan Cos. Inc.        140,000       14,560
TIG Holdings Inc.                 230,000        7,791
UNUM Corp.                        120,000        8,670
USF & G Corp. (Series B)           62,370        1,237(h)
                                               102,193

Retail Trade -- 2.4%
Arbor Drugs Inc.                  412,500        7,167
General Nutrition Cos. Inc.       150,000        2,531(a)
Giordano International          2,000,000        1,707
Home Depot Inc.                   170,000        8,521
Toys `R Us Inc.                   570,000       17,100(a)
                                                37,026

Software & Services -- 8.2%
Equifax Inc.                    1,100,000       33,688
First Data Corp.                1,060,000       38,690
Intuit Inc.                       105,000        3,308(a)
Microsoft Corp.                   146,000       12,063(a)
Reuters Holdings                  300,000        3,857
Reuters Holdings PLC
   ADR (Class B)                  440,000       33,660
                                               125,266

Technology -- 3.4%
Applied Materials Inc.             45,000        1,617(a)
Cisco Systems Inc.                120,000        7,635(a)
Hewlett Packard Co.               110,000        5,527
Intel Corp.                       260,000       34,044
Xerox Corp.                        60,000        3,158
                                                51,981

Transportation -- 1.3%
Pittston Brinks Group             170,000        4,590
Union Pacific Corp.               245,000       14,731
                                                19,321

----------
See Notes to Schedules of Investments and Financial Statements

                        Elfun Trusts (dollars in thousands) -- December 31, 1996

--------------------------------------------------------------------------------
                                   Number
                                 of Shares       Value
--------------------------------------------------------------------------------
Utilities -- 4.2%
Airtouch Communications Inc.      950,000   $   23,987(a)
American Telephone &
   Telegraph Corp.                200,000        8,700
GTE Corp.                         235,000       10,692
MCI Communications Corp.          420,000       13,729
NYNEX Corp.                       150,000        7,219
                                                64,327

Total Common Stock
   (Cost $723,601)                           1,475,085

--------------------------------------------------------------------------------
Preferred Stock -- 0.4%
--------------------------------------------------------------------------------
Airtouch Communications
   (Class B), 6.00%               100,000        2,725
Airtouch Communications
   (Class C), 4.25%                72,656        3,288

Total Preferred Stock
   (Cost $5,908)                                 6,013

Total Investments in Securities
   (Cost $729,509)                           1,481,098


--------------------------------------------------------------------------------
                                Principal
                                   Amount        Value
--------------------------------------------------------------------------------

Short Term Investments -- 2.4%
--------------------------------------------------------------------------------

U.S. Government Agencies -- 2.4%
Federal Home Loan Mortgage Corp.
5.22%      06/13/97              $  6,730        6,571(d)
5.34%      01/30/97                 1,970        1,961(d)
5.42%      01/17/97                27,800       27,733(d)
                                                36,265
Repurchase Agreement -- 0.0%
State Street Bank and Trust Co.
6.00%      01/02/97
   (Cost $360)                    $   360   $      360
   (dated 12/31/96, proceeds
   $360, collateralized by $368
   United States Treasury Note,
   6.25%, 06/30/98)
Total Short Term Investments
   (Cost $36,625)                               36,625

Other Assets and Liabilities,
   net 0.5%                                      8,256
                                            ----------

NET ASSETS --  100%                         $1,525,979
                                            ==========

Other Information
--------------------------------------------------------------------------------
Elfun Trusts had the following short Futures Contract open at December 31, 1996:

                                  Number
                 Expiration           of      Underlying     Unrealized
Description            Date    Contracts      Face Value           Loss
--------------------------------------------------------------------------------
S&P 500          March 1997          100         $37,225           $930


Icons represent the top five industry weighting in Elfun Trusts at December 31, 1996.

----------
See Notes to Schedules of Investments and Financial Statements

                                                          ELFUN DIVERSIFIED FUND

Q&A

David Carlson and Bob MacDougall share portfolio management responsibility for the Elfun Diversified Fund. Dave Carlson manages the U.S. equity portion and Bob MacDougall manages the fixed income portion of the fund. Please refer to page 8 for Dave's biographical details and page 30for Bob's biographical details.

Q.   How did Elfun Diversified Fund perform compared to its benchmarks in 1996?

A. Elfun Diversified had a total return of 14.4%. Our Lipper peer group of 272 Balanced funds, posted an average return of 13.8%. Elfun Diversified finished in the 61st percentile versus peer Balanced funds.

Q.   What were the factors driving performance in 1996?

A. Like last year, U.S. stocks were the strongest performing asset class with a total return of 23.1%(S&P 500). International stocks posted a return of about 6%(EAFE), and bonds about 4%(LB Aggregate). However, we believe that Elfun Diversified is somewhat underweighted in U.S. stocks versus our peer Balanced funds. Favorable security selection within the asset classes allowed the Fund to post favorable results vs. peers.

Q. What was the asset allocation at year end and discuss any changes contemplated?

A. At the end of 1996, U.S. equities stood at 43% of the portfolio, international equities at 15%, fixed income at 31%, and cash at 11%. The asset allocation weightings remained fairly constant throughout the year. In January 1997, we increased the international equity weighting by two percentage points to 17% of the Fund. There was a corresponding drop in the cash weighting.

Q. What is the outlook for each asset class and the overall portfolio for the new year?

A. We recommend that investors of Elfun Diversified read the letters for Elfun Trusts, Elfun Global and Elfun Income Funds for a detailed discussion of each asset class. The portfolio managers of the other Elfun Funds form the team that manages the Elfun Diversified Fund. Our long term objective is to outperform peer Balanced funds through superior security selection within each asset class and appropriate asset allocation weightings for the overall portfolio.

[PHOTO OF DAVID CARLSON AND BOB MACDOUGALL]

                                                          ELFUN DIVERSIFIED FUND

              Comparison of Change in Value of a $10,000 Investment

               Elfun Diversified       S&P 500        LB Aggregate
               -----------------       -------        ------------
   1-5-88           10000              10000              10000
      '88           10657              11665              10789
      '89           12949              15344              12357
      '90           13564              14859              13460
      '91           15965              19403              15614
      '92           17458              20903              16768
      '93           19012              22995              18402
      '94           18961              23294              17865
      '95           24101              32028              21167
      '96           27571              39429              21935


                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1996
--------------------------------------------------------------------------------

                                                       Since
                          One          Five          Inception
                         Year          Year          (1/5/88)
--------------------------------------------------------------------------------

Elfun Diversified        14.40%        11.55%         11.91%

S&P 500                  23.11%        15.24%         16.47%

LB Aggregate              3.63%         7.04%          9.12%


--------------------------------------------------------------------------------

INVESTMENT PROFILE

A Fund designed for investors who seek to maximize total return consistent with prudent management and preservation of capital by following an asset allocation strategy contemplating shifts among a range of investments principally including U.S. and foreign common stocks, bonds and other debt instruments.

--------------------------------------------------------------------------------

                         *Lipper Performance Comparison

                         Based on 12/31/96 total returns
                               Balanced Peer Group

                                                 One     Five
                                                Year     Year
                                                ----     ----

   Fund's rank in peer group:                    106       28

   Number of Funds in peer group:                272       72

   Peer group average total return:             13.8%    10.7%

   Lipper categories in peer group:             Balanced

----------
   *See notes to performance for explanation of peer categories.



                            Top Ten Largest Holdings
                          as a percentage of net assets
                              at December 31, 1996
================================================================================

U.S. Treasury Bond, 6.75%, 8/15/26                      1.6%
U.S. Treasury Note, 6.5%, 10/15/06                      1.5%
U.S. Treasury Note, 6.125%, 8/31/98                     1.5%
Travelers Group Inc.                                    1.5%
U.S. Treasury Bond, 8.125%, 8/15/19                     1.5%
Federal National Mortgage Assoc.                        1.3%
First Data Corp.                                        1.3%
Government National Mortgage Assoc.  8.5%, 10/15/17     1.2%
U.S. Treasury Note, 6.625%, 6/30/01                     1.2%
U.S. Treasury Note, 7.75%, 12/31/99                     1.2%

See page 40 for Notes to Performance.
Past performance is no guarantee of future results.

             Schedule of Investments (dollars in thousands) -- December 31, 1996

                             ELFUN DIVERSIFIED FUND

                     Domestic Equity               42.8%
                     Foreign Equity                14.6%
                     Bonds & Notes                 31.3%
                     Cash & Other                  11.3%


--------------------------------------------------------------------------------
                                    Number
                                  of Shares       Value
--------------------------------------------------------------------------------

Common Stock -- 57.0%
--------------------------------------------------------------------------------

Basic Materials -- 2.0%
Air Products & Chemicals Inc.       4,500      $   311
Airgas Inc.                         9,000          198(a)
BASF AG                             4,825          186
Carter Holt Harvey Ltd.           113,679          258
Fresenius Medical Care Inc.
   AG ADR                             833           71(a)
Morton International Inc.          16,000          652
SGL Carbon                          1,775          224
Tokyo Steel Manufacturing           6,000           86
                                                 1,986

[ICON] Capital Goods -- 7.3%
ABB AG                                236          294
Alcatel Alsthom                     1,505          121
Alleghany Corp. Delaware            1,428          303
AlliedSignal Inc.                  15,000        1,005
AMP Inc.                            9,000          345
Browning-Ferris Industries Inc.     8,000          210
Dover Corp.                        22,000        1,105
Eaux (Cie Generale)                 1,165          144
Emerson Electric Co.                2,500          242
Grupo Carso S.A. de C.V. ADR       11,708          123
Hubbell Inc. (Class B)             19,000          822
Lyonnaise Des Eaux S.A.             1,320          123
Mannesmann AG                         404          175
Molex Inc. (Class A)                9,000          321
NEC Corp.                          12,000          145
Siam Cement Co. Ltd.                1,700           53
Siebe                               9,437          175
Siemens AG                          5,090          240
Technip                             1,552          146
Tyco International Ltd.             4,000          212
VA Technologie AG                   1,936          304
Valeo                               3,945          243
Valmet Corp.                        5,617           99
Waste Management International
   PLC ADR                          4,100           32(a)
WMX Technologies Inc.              13,500          440
                                                 7,422

[ICON] Consumer - Cyclical -- 6.5%
American Medical Response           6,503          211(a)
Autoliv AB                          2,987          131
Automatic Data Processing Inc.     15,000          643
Canon Inc.                         11,000          243
Carnival Corp. (Class A)            7,000          231
Catalina Marketing Corp.            3,000          165(a)
Circus Circus Enterprises Inc.      6,000          206(a)
Comcast Corp. (Class A)            18,000          321
Comcast UK Cable
   Partners Ltd. (Class A)          5,000           68(a)
CUC International Inc.              1,650           39(a)
Disney (Walt) Co.                  10,000          696
Gannett Inc.                        5,000          374
Granada Group                      10,269          152
Harman International
   Industries Inc.                  4,000          223
Honda Motor Co.                     7,000          200
International Cabletel Inc.        22,000          556(a)
Interpublic Group Cos. Inc.         7,000          333
McDonalds Corp.                     7,000          317
Polygram N.V.                       2,386          122
Promise Co.                         2,000           98
Readers Digest Assoc.
   Inc. (Class A)                   2,000           81
Reed International                 13,679          257
Scholastic Corp.                    2,500          168(a)
Sega Enterprises                    2,000           67
TCI Satellite Entertainment
   Inc. (Class A)                   2,200           22(a)

----------
See Notes to Schedules of Investments and Financial Statements

              Elfun Diversified Fund (dollars in thousands) -- December 31, 1996

--------------------------------------------------------------------------------
                                    Number
                                  of Shares       Value
--------------------------------------------------------------------------------

Tele-Communications Inc.
   (Series A)                      22,000     $    287(a)
Tele-Communications Inc. Liberty
   Media Group (Series A)           7,000          200(a)
Television Broadcasts Ltd. ADR     24,000           96
Time Warner Inc.                    4,000          150
                                                 6,657

Consumer - Stable -- 5.2%
Anheuser Busch Cos. Inc.            8,000          320
Avon Products Inc.                  7,000          400
Coca Cola Co.                       1,500           79
Colgate Palmolive Co.               2,000          185
Duracell International Inc.         3,000          210
Gehe AG (WT)                        2,160          138
Gillette Co.                        2,000          156
International Flavours              2,500          113
Kimberly Clark Corp.               10,000          952
Nestle S.A. (Regd.)                   126          135
Nutricia Verenigde Bedrijven        2,138          325
Panamerican Beverages
   Inc. (Class A)                   1,568           74(a)
Pepsico Inc.                       24,000          702
Philip Morris Cos. Inc.            10,000        1,126
Procter & Gamble Co.                1,500          161
San Miguel Corp.                   58,600          258
                                                 5,334

[ICON] Energy -- 5.6%
Amoco Corp.                         2,000          161
Anadarko Petroleum Co.              5,000          324
Atlantic Richfield Co.              2,500          331
Coflexip ADR                        7,786          204
ENI SPA                            27,985          144
Exxon Corp.                         5,500          539
OMV AG                              1,350          152
Repsol S.A.                         7,916          304
Royal Dutch Petroleum
   Co. ADR                          5,000          854
Schlumberger Ltd.                  10,000          999
Texaco Inc.                         3,500          343
Total S.A. (Class B)                3,991          324
Union Pacific Resources
   Group Inc.                       5,928          173
Unocal Corp.                       14,000          569
Veba AG                             4,301          249
                                                 5,670

[ICON] Financial -- 7.1%
American Express Co.                7,000          395
Banco Comercial
   Portugues ADR                   12,854          169
Citicorp                            8,000          824
Countrywide Credit Industries      10,000          286
Den Danske Bank                     2,367          191
Deutsche Bank AG                    1,798           84
Federal National
   Mortgage Assoc.                 36,000        1,341
Grupo Financiero Bancomer
   S.A. ADR (Series C)              4,284           35(a,b)
Grupo Financiero Inbursa
   S.A. de C.V. ADR                   149            2
HSBC Holdings                      11,496          246
IMI                                17,723          152
ING Groep N.V.                      6,465          233
Morgan (J.P.) & Co. Inc.            3,000          293
New World Development Corp.        12,100           82
State Street Boston Corp.           9,500          613
Thai Farmers Bank                  11,000           69
Travelers Group Inc.               33,333        1,512
Wells Fargo &  Co.                  2,800          755
                                                 7,282

[ICON] Healthcare -- 7.7%
Abbott Laboratories                18,000          913
American Home
   Products Corp.                  10,000          586
Arrow International Inc.            3,000           86
Bristol-Myers Squibb Co.            6,000          652
Cardinal Health Inc.                5,250          306
Columbia/HCA
   Healthcare Corp.                 4,000          163
Dentsply International Inc.         3,000          143
Eli Lilly & Co.                     6,600          482
Fresenius Medical Care
   Inc. AG ADR                        987           80(a)
Johnson & Johnson                  19,000          945
Lincare Holdings Inc.               4,000          164(a)
Living Centers of America Inc.      5,000          139(a)
Medeva                             67,243          293
Merck & Co. Inc.                   10,000          792

----------
See Notes to Schedules of Investments and Financial Statements

             Schedule of Investments (dollars in thousands) -- December 31, 1996

--------------------------------------------------------------------------------
                                    Number
                                  of Shares       Value
--------------------------------------------------------------------------------

Novartis AG ADR                       238     $    273
Pfizer Inc.                        11,500          953
Roche Holdings AG                      19          148
Smithkline Beecham PLC ADR          7,000          476
St. Jude Medical Inc.               2,000           85(a)
Watson Pharmaceuticals Inc.         4,000          180(a)
                                                 7,859

Insurance -- 3.2%
American International
   Group Inc.                       4,500          487
Chubb Corp.                         5,000          268
General Reinsurance Corp.           3,200          505
Loews Corp.                         9,400          886
Marsh & McLennan Cos. Inc.          4,200          437
Schw Ruckversicher (Regd.)             94          100
TIG Holdings Inc.                   9,000          305
UNUM Corp.                          3,000          217
                                                 3,205

Miscellaneous -- 0.4%
SPDR Trust                          6,000          444

Retail Trade -- 2.0%
Arbor Drugs Inc.                   12,750          222
Carrefour                             666          433
Credit Saison Co.                   5,400          121
EMI Group                           7,915          187
General Nutrition Cos. Inc.         5,000           84(a)
Giordano International             96,000           82
Home Depot Inc.                     6,000          301
Tag Heuer                             598           96(a)
Thorn                               7,760           34
Toys `R Us Inc.                    17,000          510(a)
                                                 2,070

Software & Services -- 4.0%
Equifax Inc.                       35,000        1,072
First Data Corp.                   35,000        1,277
Intuit Inc.                         3,000           95
Microsoft Corp.                     4,600          380(a)
Reuters Holdings PLC
   ADR (Class B)                   15,500        1,186
Sap AG                                676           94
                                                 4,104

Technology -- 2.3%
Applied Materials Inc.              2,000           72(a)
Brambles Industries Ltd.           15,310          299
Cisco Systems Inc.                  3,600          229(a)
Hewlett Packard Co.                 3,400          171
Intel Corp.                         7,500          982
Murata Manufacturing Co.            5,000          166
Rohm Co.                            3,000          197
Secom Co.                           2,000          121
Wolters Kluwer                        839          111
                                                 2,348

Transportation -- 1.0%
Burns Philip & Co.                 93,741          167
IHC Caland N.V.                     2,779          159
Pittston Brinks Group               5,500          148
Railtrack Group PLC                21,183          140
Union Pacific Corp.                 7,000          421
                                                 1,035

Utilities -- 2.7%
Airtouch Communications Inc.       29,000          732(a)
American Telephone &
   Telegraph Corp.                  6,300          274
DDI Corp.                              44          291
Edison SPA                         20,936          132
GTE Corp.                           5,000          228
MCI Communications Corp.           13,000          425
NYNEX Corp.                         4,000          193
Telecom Italia Mobile              86,608          219
Telefonica del Peru
   S.A. ADR (Class B)               5,204           98
Telekom Malaysia                   20,000          178
                                                 2,770
Total Common Stock
   (Cost $36,873)                               58,186

                                Principal
                                   Amount        Value
--------------------------------------------------------------------------------

Bonds and Notes -- 31.3%
--------------------------------------------------------------------------------
U.S. Treasuries -- 13.1%
U.S. Treasury Bonds
6.75%      08/15/26              $  1,609        1,621(j)
8.125%     08/15/19                 1,288        1,490(j)
                                                 3,111

----------
See Notes to Schedules of Investments and Financial Statements

              Elfun Diversified Fund (dollars in thousands) -- December 31, 1996

--------------------------------------------------------------------------------
                                  Principal
                                    Amount      Value
--------------------------------------------------------------------------------

U.S. Treasury Notes
5.625%     02/28/01               $   145     $    142(j)
5.875%     10/31/98 - 11/15/99      2,001        1,997(j)
6.00%      12/31/01                   472          470
6.125%     08/31/98                 1,536        1,543(j)
6.25%      10/31/01                   116          116(j)
6.375%     09/30/01                 1,019        1,025(j)
6.50%      05/15/05 - 10/15/06      1,589        1,598(j)
6.625%     07/31/01                    70           71
6.625%     06/30/01                 1,234        1,254(j)
6.75%      04/30/00                   223          227(j)
7.00%      07/15/06                   655          681(j)
7.75%      12/31/99                 1,134        1,186(j)
                                                10,310
Total U.S. Treasuries
   (Cost $13,402)                               13,421

Asset Backed -- 0.9%
Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25                    38           37
CIT RV Owner Trust
5.40%      12/15/11                    48           48
First Plus Home Improvement Loan Trust
7.80%      03/20/16                    44           45
Fleetwood Credit Grantor Trust
6.90%      03/15/12                    63           64
Ford Credit Auto Loan Master Trust
5.50%      02/15/03                    38           37
Lehman FHA Title I Loan Trust
7.83%      09/25/17                    40           41
MBNA Master Credit Card Trust
5.40%      09/15/00                    44           44
Premier Auto Trust
6.50%      03/06/00                    60           60
Provident Bank Home Equity Loan Trust
6.72%      01/25/13                   260          257
7.60%      09/01/06                    73           74
Standard Credit Card Master Trust
5.95%      10/07/04                    69           66
The Money Store Home Equity Trust
7.50%      01/15/26                    57           57
7.90%      10/15/22                    33           34

Total Asset Backed
   (Cost $861)                                     864

--------------------------------------------------------------------------------
                                  Principal
                                    Amount      Value
--------------------------------------------------------------------------------

Corporate Notes -- 6.4%
Abbey National PLC
7.35%      10/29/49                $   70      $    71
Argentaria Capital Fund
6.375%     02/14/06                    70           66
Arkla Inc.
8.74%      05/14/98                   250          258
Barnett Capital Trust
7.95%      12/01/26                    43           43(b)
BCH Cayman Islands
8.25%      06/15/04                    25           26
Bell Telephone Co. - Canada
9.50%      10/15/10                    80           97
Bell Telephone Co. - Pennsylvania
8.35%      12/15/30                    75           88
Blockbuster Entertainment Corp.
6.625%     02/15/98                   270          270
Camden Property Trust
7.00%      11/15/06                    43           42
Capital One Bank
6.43%      06/29/98                   400          400
Central Maine Power Co.
7.40%      06/02/98                   200          201
China International Trust & Investment Corp.
9.00%      10/15/06                   125          138
Circus Circus Enterprises Inc.
6.70%      11/15/2096                  70           69
Conseco Inc.
10.50%     12/15/04                    90          106
Deutsche Bank Financial Inc.
6.70%      12/13/06                    85           83
Developers Diversified Realty Corp.
7.00%      03/05/01                   125          124
Dresser Industries Inc.
7.60%      08/15/2096                  50           51
Enersis S.A.
7.40%      12/01/16                    45           44
Finova Capital Corp.
6.375%     10/15/00                    60           60
First Security Capital
8.41%      12/15/26                    43           44(b)
Freeport Term Malta Ltd.
7.50%      03/29/09                   100          103(b)


----------
See Notes to Schedules of Investments and Financial Statements

                                  Schedule of Investments (dollars in thousands)

--------------------------------------------------------------------------------
                                  Principal
                                    Amount      Value
--------------------------------------------------------------------------------

Freeport-McMoran Resource Partners L.P.
7.00%      02/15/08                 $  40     $     38
General Motors Corp.
8.89%      08/18/03                    50           55
Great Atlantic & Pacific Tea Inc.
9.125%     01/15/98                   200          205
Guangdong International Trust & Investment Corp.
8.75%      10/24/16                    50           51
HSBC America Capital Trust
7.808%     12/15/26                    43           42(b)
HSBC Finance Nederland B.V.
7.40%      04/15/03                   100          102(b)
Hydro-Quebec
8.05%      07/07/24                   115          127
8.25%      04/15/26                   175          187
Israel Electric Corp. Ltd.
8.10%      12/15/2096                  25           25(b)
ITT Corp. (new)
6.25%      11/15/00                    93           92
Joy Technologies Inc.
10.25%     09/01/03                   150          165
Korea Electric Power Corp.
7.75%      04/01/13                    83           86
Landeskreditbank Baden
7.875%     04/15/04                    65           69
Lehman Brothers Inc.
7.00%      05/24/00                   100          100
Liberty Mutual Insurance Co.
8.50%      05/15/25                   100          107(b)
Loewen Group International Inc.
7.50%      04/15/01                    55           55
Mayne Nickless Ltd.
8.65%      04/15/02                    50           54(b)
Midland Bank PLC
6.95%      03/15/11                    40           39
Morgan Stanley Finance PLC
8.03%      02/28/17                    45           45
New York State Dormitory Authority Revenues
6.32%      04/01/99                    90           90
News America Holdings Inc.
8.15%      10/17/36                   280          275
9.125%     10/15/99                   100          107
North Atlantic Energy Corp.
9.05%      06/01/02                   188          189
Oslo Seismic
8.28%      06/01/11                    98          102(b)
Paramount Communications Inc.
5.875%     07/15/00                   200          193
Pennzoil Co.
10.625%    06/01/01                    50           54
Petroleos Mexicanos
7.75%      10/29/99                    50           50(b)
Philip Morris Cos. Inc.
6.95%      06/01/06                   100          101
Provident Capital Trust
8.60%      12/01/26                    35           36(b)
Reliance Industries Ltd.
10.375%    06/24/16                    55           60(b)
10.50%     08/06/46                    45           48(b)
Republic of Columbia
7.25%      02/15/03                    35           34
Republic of Poland
3.75%      10/27/14                    50           42
Riggs Capital Trust
8.625%     12/31/26                    40           40(b)
RJR Nabisco Inc.
8.00%      07/15/01                   200          201
Southern Investments UK PLC
6.375%     11/15/01                   190          188
Taubman Realty Group L.P.
8.00%      06/15/99                    50           51
Tele-Communications Inc.
8.25%      01/15/03                   100          101
Thai Farmers Bank Ltd.
8.25%      08/21/16                    75           75(b)
Total Access Communication Co. Ltd.
7.625%     11/04/01                   195          196(b)
Union Electric Co.
7.69%      12/15/36                    45           44
United Co. Financial Corp.
7.00%      07/15/98                   200          201
Yale University Notes
7.375%     04/15/2096                  70           71

Total Corporate Notes
   (Cost $6,511)                                 6,577

----------
See Notes to Schedules of Investments and Financial Statements

              Elfun Diversified Fund (dollars in thousands) -- December 31, 1996

--------------------------------------------------------------------------------
                                  Principal
                                    Amount      Value
--------------------------------------------------------------------------------


Mortgage-Backed -- 10.9%
Federal Home Loan Mortgage Corp.
6.50%      03/01/04 - 04/01/11     $  359      $   354
7.00%      11/01/09 - 05/01/10         85           86
7.50%      06/01/24 - 09/01/24        124          124
8.00%      12/01/25 - 01/01/26        231          235
9.00%      04/01/25                   175          185
                                                   984
Federal National Mortgage Assoc.
6.00%      02/01/09 - 03/01/09        170          165
6.50%      01/01/04                    19           18
7.50%      11/01/22 - 04/01/24        291          292
8.50%      04/01/17                    49           52(j)
                                                   527
Government National Mortgage Assoc.
7.00%      06/15/23 - 12/15/23      1,071        1,053
7.50%      05/15/22 - 09/15/23      1,803        1,812
8.00%      01/15/23 - 12/15/23        765          784
8.50%      10/15/17                 1,196        1,268
9.00%      12/15/17                   120          129
9.00%      TBA                        281          302(c)
9.50%      12/15/09                   286          312
                                                 5,660
Mid-State Trust
8.33%      04/01/30                   508          535
Collateralized Mortgage Obligations
Aetna Commercial Mortgage Trust
6.422%     12/26/30                    70           70
Collateralized Mortgage Obligation Trust
6.52%      09/01/15                    47           40(d,f)
6.73%      11/01/18                    48           32(d,f)
Community Program Loan Trust
4.50%      10/01/18                   100           85
CS First Boston Mortgage Securities Corp.
6.425%     08/20/30                    68           68
DLJ Mortgage Acceptance Corp.
6.65%      12/17/27                    50           50(b)
6.85%      12/17/27                   180          180(b)
7.29%      11/12/21                    42           43(b)
8.72%      06/28/26                   124          126(b)
Federal Home Loan Mortgage Corp.
7.00%      07/01/26                   580          201(g)
8.00%      04/15/20                    50           50
1009%      09/15/21                     1           37(g)
Federal National Mortgage Assoc.
6.965%     07/25/10                    70           70
7.12%      09/25/23                   148           94(d,f)
7.41%      03/25/21                   109          112
8.00%      02/01/23                   259           80(g)
8.50%      03/01/17 - 07/01/22        232           69(g)
9.41%      09/25/23                    98           62(d,f)
Federal National Mortgage Assoc. REMIC
6.61%      08/25/23                   200          148(d,f)
6.78%      09/25/22                   109           87(d,f)
6.856%     06/17/11                    64           64
7.12%      09/25/23                    41           26(d,f)
7.14%      07/25/20                   113           94(d,f)
10.88%     10/25/23                    79           61(d,f)
GMAC Commercial Mortgage Securities Inc.
6.79%      09/15/03                   100          100
LB Commercial Conduit Mortgage Trust
7.141%     08/25/04                   186          189
7.416%     10/25/26                    77           78
Merrill Lynch Mortgage Investor's Inc.
7.113%     05/25/15                    73           74
7.252%     06/15/21                   103          105
Morgan Stanley Capital Inc.
7.218%     10/15/10                    98           98(b)
Sawgrass Finance REMIC Trust
6.45%      01/20/06                    90           89
Structured Asset Securities Corp.
1.331%     02/25/28                 1,063           55(g)
8.495%     04/25/27                   167          171
9.087%     09/25/31                   256          268
Vornado Finance Corp.
6.36%      12/01/00                   210          208(b)
                                                 3,384
Total Mortgage-Backed
   (Cost $11,014)                               11,090

Total Bonds and Notes
   (Cost $31,788)                               31,952

----------
See Notes to Schedules of Investments and Financial Statements

                                  Schedule of Investments (dollars in thousands)

--------------------------------------------------------------------------------
                                    Number
                                  of Shares         Value
--------------------------------------------------------------------------------
Preferred Stock -- 0.4%
--------------------------------------------------------------------------------
Airtouch Communications Inc.
   (Class B), 6.00%                 3,000      $    82
Airtouch Communications Inc.
   (Class C), 4.25%                 2,361          107
Appalachian Power Co.
   (Series A), 8.25%                  300            7
Central Hispano Capital,
   9.43%                            1,465           39
Entergy Gulf States Inc.,
   $1.75                            2,875           72
Equity Residential Trust,
   9.125%                           1,900           49
Grand Metropolitan Delaware,
   9.42%                            1,500           42
Security Capital Industrial Trust,
   8.54%                            1,205           61
National Rural Utilities Cooperative
   Finance Corp., 8.00%               450           11

Total Preferred Stock
   (Cost $458)                                     470

Total Investments in Securities
   (Cost $69,119)                               90,608

--------------------------------------------------------------------------------
                                 Principal
                                  Amount         Value
--------------------------------------------------------------------------------
Short Term Investments -- 12.0%
--------------------------------------------------------------------------------

U.S. Government Agencies -- 9.8%
Federal Farm Credit Bank
5.28%      01/08/97               $ 4,000      $ 3,996
Federal Home Loan Mortgage Corp.
5.34%      01/30/97                 2,000        1,992(d)
Federal National Mortgage Assoc.
5.28%      01/21/97                 4,000        3,988(d)
                                                 9,976

Repurchase Agreement -- 2.2%
State Street Bank and Trust Co.
6.00%      01/02/97
   (Cost $2,260)                    2,260        2,260
   (dated 12/31/96, proceeds
   $2,261, collateralized by
   $2,307 United States
   Treasury Note, 6.25%, 06/30/98)

Total Short Term Investments
   (Cost $12,236)                               12,236

Other Assets and Liabilities,
   net (0.7%)                                    (687)
                                              --------
NET ASSETS --  100%                           $102,157
                                              ========

Icons represent the top five industry weightings in the Elfun Diversified Fund at December 31, 1996.

----------
See Notes to Schedules of Investments and Financial Statements

                                                    Elfun Tax-Exempt Income Fund

Q&A

Bob Kaelin manages the tax-exempt operation with total assets over $5 billion. His responsibilities include managing the Elfun Tax-Exempt Income Fund. Prior to joining GE Investments in 1984, Bob was Senior Vice President and Manager of Tax-Exempts for CIGNA/INA Insurance Company. From 1969 to 1976, Bob was Vice President at Girard Bank in Philadelphia and A.G. Becker in New York, where he was a municipal bond salesman. Bob is a graduate of St. Joseph University in Philadelphia with a B.S. in Business Administration.

Q. How did the Elfun Tax-Exempt Income Fund perform compared to its benchmarks in 1996?

A. The Elfun Tax-Exempt Income Fund had a return of 3.6% in 1996. The Lehman Brothers Municipal Bond Index returned 4.4% for the same period. Our Lipper peer group of 225 General Municipal Bond funds had an average return of 3.3%.

Q.   Why did the Fund over or underperform its benchmark and peers?

A. The Fund was able to outperform its peers due to our defensive posture in the first half of the year. Many of our peers were caught off guard as longer maturing portfolios underperformed during the sharp rise in yields. Throughout the year we carried little cash in the Fund, opting to be fully invested in the market. Our positioning enabled the Fund to perform well during the second half, as other managers adjusted to shorten the maturity of their portfolios.

Q.   What has been the investment strategy over the past year?

A. During the year we maintained a consistent investment strategy. We strive to identify value and yield without compromising the high average quality rating of the Fund. Through this approach, we seek to maximize tax-exempt income for our shareholders while minimizing capital gains.

Q.   How did domestic events impact the municipal market this year?

A. The municipal market's strong relative performance compared to the taxable fixed income market was the result of the supply and demand dynamics in the market. While supply was up a surprising 14% over 1995, the $185 billion entering the market did not put pressure on prices. Much of the issuance was in the short and intermediate range where casualty insurance companies were big buyers. These companies were awash in cash last year as they experienced limited claims activity but saw heavy redemptions from called and matured bond holdings. The concentrated buying in this part of the market stabilized prices in down markets and pushed them higher when the market rallied.

     The re-election of President Clinton was another issue that translated into the strong relative performance of municipal's. The risk of major tax reform is all but eliminated from the political landscape. Investors, particularly individuals, have become more comfortable with the prospects of municipals continued tax-exempt status. There may be some legislation that restricts issuance, but this would be positive for prices, given current demand patterns.

Q. What is the outlook for the Fund in the upcoming year and how have you positioned the Fund going forward?

A. The key market drivers in 1997 will be similar to 1996. Supply entering the market should be slightly lower than last year, with the overall amount of outstanding municipal holdings remaining constant. On the demand side, we see three buying groups coming into play. First, insurance companies will remain strong buyers in the near term. Their activity may decline as fewer of their bond holdings are called away from them. Lower redemptions going forward means less of a need to put money back into the market. Second, mutual funds with limited cash inflows are expected to limit buying to replace bonds rolling-off. Finally, individual investors are seen as the dominant factor in 1997. Baby boomers are now shifting towards investing in financial assets, away from housing and in some cases, education. Many of these investors have reached their desired equity levels. Expectations are that reallocation will play a major role in the market this year. Within this environment we will maintain our strategy of seeking value while maintaining a cautious view towards the market.



[PHOTO OF BOB KAELIN]

                                                    Elfun Tax-Exempt Income Fund

              Comparison of Change in Value of a $10,000 Investment


                         Elfun Tax-Exempt        LB Muni Bond
                         ----------------        ------------
            '86             10000                  10000
            '87             10030                  10150
            '88             11344                  11185
            '89             12388                  12393
            '90             13131                  13298
            '91             14720                  14907
            '92             15971                  16219
            '93             17903                  18214
            '94             16870                  17272
            '95             19789                  20278
            '96             20501                  21176


                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1996
--------------------------------------------------------------------------------

                      One      Five         Ten
                     Year      Year        Year
--------------------------------------------------------------------------------

Elfun Tax-Exempt      3.60%     6.86%      7.44%


LBMI                  4.43%     7.28%      7.80%


--------------------------------------------------------------------------------
INVESTMENT PROFILE

A Fund designed for investors who seek as high a level of current interest income exempt from federal income taxes as is consistent with prudent investment management and preservation of capital by investing principally in municipal obligations.
--------------------------------------------------------------------------------

                         *Lipper Performance Comparison

                         Based on 12/31/96 total returns
                          General Municipal Peer Group

                                            One    Five     Ten
                                           Year    Year    Year

   Fund's rank in peer group:                93      46      19

   Number of Funds in peer group:           225     103      64

   Peer group average total return:         3.3%    6.8%    7.2%

   Lipper categories in peer group:         General Municipal


   * See notes to performance for explanation of peer categories.

                     Quality Ratings as of December 31, 1996
================================================================================

                                   Percent of
Moody's Ratings +                 Market Value
--------------------------------------------------------------------------------
Aaa                                      50.8%
Aa                                       22.8%
A                                        21.6%
Baa                                       1.7%
NR                                        3.1%
--------------------------------------------------------------------------------

+Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.

See page 40 for Notes to Performance.
Past performance is no guarantee of future results.

             Schedule of Investments (dollars in thousands) -- December 31, 1996


ELFUN TAX-EXEMPT INCOME FUND

Water and Sewer                     15.5%
Health                               8.0%
General Obligations                 21.0%
Transportations                     13.0%
Industrial Development               1.6%
Education                           11.4%
Cash and Other                       5.4%
Electric Utility                     9.8%
Sales Tax                            7.2%
Lease Revenue                        7.1%


--------------------------------------------------------------------------------
                                 Principal
                                   Amount        Value
--------------------------------------------------------------------------------

Municipal Bonds -- 98.1%
--------------------------------------------------------------------------------

Alabama -- 0.5%
Mobile County Alabama G.O.
5.35%      02/01/10             $   6,530     $  6,598

Arizona -- 2.2%
Arizona Industrial Devel. Auth.
   Rev. - Industrial Dev.
7.05%      08/01/20                12,000       13,055
Arizona State University
   Rev. - Education
7.10%      07/01/16                 2,000        2,251
Arizona Transportation Board
   Rev. - Sales Tax, MBIA Insured
7.00%      07/01/00                 7,150        7,731
Arizona Transportation Board
   Rev. - Trans.
6.00%      07/01/08                 5,000        5,469
                                                28,506

California -- 2.1%
California State G.O.
8.00%      05/01/03                10,725       12,671
Los Angeles California Waste Water Systems
   Rev. - Water & Sewer, MBIA Insured
5.70%      06/01/20                15,000       14,980
                                                27,651

Colorado -- 5.9%
Colorado Springs Colorado Utility
   Rev. - Electric Utility
6.50%      11/15/15                30,370       33,272
Northern Colorado Water
   Rev. - Water & Sewer
6.00%      12/01/15                 4,500        4,511
Platte River Power. Auth.
   Rev. - Electric Utility
6.875%     06/01/16                37,850       38,983
                                                76,766

Connecticut -- 2.3%
Connecticut State G.O.
5.50%      03/15/07                 9,560        9,884
5.625%     03/15/09                 1,990        2,047
Connecticut State Health & Educational Fac. Auth.
   Rev. - Health, MBIA Insured
5.125%     11/01/12                 1,495        1,454
Stamford Connecticut G.O.
4.90%      02/15/06                 1,025        1,035
5.00%      02/15/07 - 02/15/15     15,775       15,477
                                                29,897

Delaware -- 1.5%
Delaware Trans. Auth.
   Rev. - Trans., Prerefunded
6.50%      07/01/11                15,505       17,039
New Castle County Delaware G.O.
6.40%      10/15/03                 2,390        2,615
                                                19,654

District of Columbia -- 3.8%
District of Columbia Rev. - Education
7.15%      04/01/21                17,950       19,171
7.25%      04/01/20                28,955       30,426
                                                49,597

[ICON] Florida -- 8.3%
Brevard County Utility
   Rev. - Water & Sewer, AMBAC Insured
5.25%      03/01/07 - 03/01/08      6,050        6,159
Dade County School District
   G.O., MBIA Insured
5.20%      08/01/07                 5,000        5,034
5.50%      08/01/11 - 08/01/15     32,055       32,201

----------
See Notes to Schedules of Investments and Financial Statements

                                  Schedule of Investments (dollars in thousands)

--------------------------------------------------------------------------------
                                 Principal
                                   Amount        Value
--------------------------------------------------------------------------------
Florida State Board Education
   Capital Outlay G.O.
5.125%     06/01/22              $  2,000     $  1,869
6.00%      06/01/19                 5,250        5,457
Florida State Div. Bd. Fin. Dept.
   Rev. - Other, MBIA Insured
6.50%      07/01/09 - 07/01/10      8,855        9,598
Hillsborough County School Board
   Rev. - Lease Rev., MBIA Insured
6.00%      07/01/12 - 07/01/14      7,155        7,403
Hillsborough County Util. Ref.
   Rev. - Water & Sewer, FSA Insured
6.50%      08/01/16                 3,260        3,478
Hillsborough County Util. Ref.
   Rev. - Water & Sewer, MBIA Insured
6.50%      08/01/16                 5,240        5,603
6.625%     08/01/11                10,000       10,953
Orange County Rev. - Water &
   Sewer, AMBAC Insured
6.25%      10/01/17                 6,500        6,839
Orlando & Orange County
   Expressway Auth. Rev. - Trans.,
   AMBAC Insured
5.25%      07/01/14                13,695       13,343
                                               107,937

Georgia -- 1.6%
Fulton County Georgia School District G.O.
5.625%     01/01/21                 8,205        8,208
Georgia State G.O.
6.50%      08/01/04 - 08/01/08      7,070        7,997
Private Colleges & University
   Rev. - Education, MBIA Insured
6.50%      11/01/15                 4,010        4,563
                                                20,768

Hawaii -- 0.3%
Honolulu Hawaii City & County G.O.
6.00%      01/01/12                 2,000        2,150
6.10%      06/01/11                 1,500        1,585
                                                 3,735

Illinois -- 6.7%
Chicago Illinois School Finance
   Auth. G.O., MBIA Insured
5.00%      06/01/09                 9,000        8,757
Chicago Public Bldg. Comm.
   Rev. - Lease Rev., MBIA Insured
7.125%     01/01/15                 9,115        9,790
7.70%      01/01/08                 6,500        6,865
Cook County Illinois
   G.O., MBIA Insured
5.375%     11/15/18                14,500       14,144
Illinois Education Fac. Auth.
   Rev. - Education
7.125%     07/01/21                14,940       16,265
Illinois State Sales Tax Rev. - Sales Tax
5.50%      06/15/20                 4,415        4,235
Metropolitan Pier & Exposition
   Authority Illinois Rev. - Sales Tax
6.50%      06/15/27                14,575       16,266
Regional Transport Auth. Illinois Rev. - Trans.
6.25%      06/01/15                 9,980       10,598
                                                86,920

Indiana -- 1.7%
Indiana University Rev. - Education
6.00%      11/15/14                 7,500        7,816
Indianapolis Local Rev. - Bond Bank
6.00%      07/01/10                 6,000        6,205
Petersburg Pollution Control
   Rev. - Industrial Dev.
6.625%     12/01/24                 7,250        7,861
                                                21,882
Kentucky -- 0.9%
Louisville & Jefferson County
   Kentucky Rev. - Water & Sewer,
   MBIA Insured
5.30%      05/15/19                11,900       11,655

Maine -- 0.6%
Maine Health & Higher Educational
   Facilities Auth. Rev. - Health, FSA Insured
5.50%      07/01/23                 7,690        7,512

Maryland -- 0.3%
Montgomery County G.O.
8.60%      05/01/01                 2,910        3,378


[ICON] Massachusetts -- 8.0%
Massachusetts Bay Transportation
   Auth. Rev. - Trans.
5.90%      03/01/24                20,000       20,352

----------
See Notes to Schedules of Investments and Financial Statements
25

        Elfun Tax-Exempt Income Fund (dollars in thousands) -- December 31, 1996

--------------------------------------------------------------------------------
                                 Principal
                                   Amount        Value
--------------------------------------------------------------------------------
Massachusetts State G.O.
5.50%      11/01/08               $18,135      $18,788
Massachusetts State Health &
   Educational Fac. Auth. Rev. -
   Health, MBIA Insured
6.30%      08/15/24                 4,000        4,187
Massachusetts State Indus. Fin.
   Agcy. Rev. - Resource RE
6.30%      07/01/05                 8,750        9,186
Massachusetts State Water Resources
   Auth. Rev. - Water & Sewer
5.10%      03/01/03                 8,000        8,177
6.50%      07/15/08 - 07/15/19     23,370       26,107
Massachusetts State Water Resources
   Auth. Rev. - Water & Sewer, MBIA Insured
4.75%      12/01/23                 7,500        6,497
5.00%      03/01/22                 7,500        6,840
5.50%      03/01/17                 3,500        3,433
                                               103,567

Michigan -- 3.9%
Detroit Michigan Sewage Disposal
   Rev. - Water & Sewer, MBIA Insured
5.25%      07/01/21                11,865       11,361
Detroit Sewer System Rev. - Water & Sewer
7.00%      07/01/11                 5,000        5,184
Michigan Trunk Line Rev. - Sales Tax
5.50%      10/01/21                35,815       34,637
                                                51,182

Minnesota -- 1.4%
Southern Muni. Power Agcy.
   Rev. - Electric Utility
5.75%      01/01/11                 8,780        8,989
Southern Muni. Power Agcy.
   Rev. - Electric Utility, MBIA Insured
5.00%      01/01/12                10,000        9,513
                                                18,502

Missouri -- 1.4%
Jackson County Missouri Consolidated
   School District Number 002
   G.O., AMBAC Insured
5.25%      03/15/09                 8,000        8,058
University Missouri Health Facilities
   Rev. - Health, AMBAC Insured
5.60%      11/01/26                10,000        9,913
                                                17,971

New Hampshire -- 1.8%
New Hampshire Higher Educational
   & Health Facilities Rev. - Education
5.375%     06/01/23                 5,000        4,832
New Hampshire Higher Educational
   & Health Facilities Rev. - Education,
   MBIA Insured
6.25%      07/01/20                 5,000        5,184
New Hampshire State Tpke.
   Systems Rev. - Trans., MBIA Insured
5.25%      02/01/19                 4,500        4,275
New Hampshire Tpke. Auth. Rev. - Trans.
5.75%      04/01/20                 8,745        8,733
                                                23,024

[ICON] New Jersey -- 8.1%
Atlantic County N.J. Utilities Auth.
   G.O., AMBAC Insured
5.00%      01/15/13                 6,400        6,141
New Jersey Building Auth. Rev. - Lease Rev.
5.00%      06/15/11 - 06/15/12     20,090       19,418
7.00%      06/15/07                 3,100        3,268
7.20%      06/15/13                 6,000        6,338
New Jersey Sports and Exposition
   Convention Ctr. Rev. - Other
6.50%      03/01/19                12,590       13,431
New Jersey State - G.O.
5.125%     07/15/08                 5,180        5,254
New Jersey Tpke. Auth. Rev. - Trans.,
   AMBAC Insured
6.50%      01/01/16                45,960       52,035
                                               105,885

New Mexico -- 0.6%
Albuquerque Airport Rev. - Trans.
6.50%      07/01/19                 7,980        8,045


[ICON] New York -- 6.6%
Battery Park City Auth.
   Rev. -Lease Rev., AMBAC Insured
4.75%      11/01/19                16,130       14,509

----------
See Notes to Schedules of Investments and Financial Statements

                                  Schedule of Investments (dollars in thousands)

--------------------------------------------------------------------------------
                                 Principal
                                   Amount        Value
--------------------------------------------------------------------------------

Battery Park City Auth. Rev. - Lease
   Rev., MBIA Insured
5.00%      11/01/13               $10,000     $  9,476
5.25%      11/01/17                 4,000        3,838
Municipal Assistance Corp.
   Rev. - Sales Tax
5.20%      07/01/08                10,000       10,056
New York State Dormitory
   Cornell Univ. Rev. - Education
5.30%      07/01/08                 3,000        3,086
5.40%      07/01/10                 8,185        8,346
New York State Dormitory CUNY
   Rev. - Education
7.00%      07/01/09                 7,000        7,838
New York State Housing Fin.
   Agcy. Rev. - Housing
6.375%     09/15/14                 5,000        5,136
New York State Local Government
   Assistance Corp. Rev. - Sales Tax
5.50%      04/01/21                12,255       11,981
New York State Thruway Auth.
   Rev. - Trans.
6.00%      04/01/14                 8,000        8,204
Port Authority New York And
   New Jersey Rev. - Trans.
5.00%      07/15/09 - 07/15/10      4,190        4,105
                                                86,575

North Carolina -- 0.1%
North Carolina Medical Care
   Commission Hospital Rev. - Health
5.50%      02/15/19                 2,000        1,950

North Dakota -- 0.1%
Bismarck Hospital Rev. - Health,
   BIG Insured
7.30%      05/01/97                   930          941

Ohio -- 5.2%
Clermont County Ohio Hospital
   Facilities Rev. - Health,
   AMBAC Insured
7.50%      09/01/19                 2,000        2,217
Cleveland Water Works Rev. - Water
   & Sewer, AMBAC Insured
6.25%      01/01/16                 9,490        9,971
Columbus G.O.
5.30%      07/01/09                 1,850        1,870
Northeast Ohio Reg. Sewer
   District Rev. - Water & Sewer,
   AMBAC Insured
6.50%      11/15/16                15,500       17,070
Ohio State Building Auth.
   Rev. - Lease Rev.
4.75%      04/01/14                 5,000        4,508
Ohio State Building Auth.
   Rev. - Lease Rev., MBIA Insured
7.00%      09/01/07                 3,230        3,553
Ohio State Higher Education
   Rev. - Education, MBIA Insured
6.70%      05/01/05                10,100       10,997
Ohio State Turnpike Commission
   Tpke. Rev. - Trans., MBIA Insured
5.50%      02/15/26                 8,000        7,874
Ohio State Water Development
   Auth. Pollution Control Fac.
   Rev. - Water & Sewer, MBIA Insured
5.30%      12/01/11                 9,265        9,152
                                                67,212

Oklahoma -- 0.4%
Oklahoma Tpke. Auth. Rev. -
   Trans., MBIA Insured
6.25%      01/01/22                 4,640        4,933

Oregon -- 0.6%
Oregon State G.O.
5.875%     10/01/18                 2,500        2,559
6.875%     12/01/13                 5,000        5,329
                                                 7,888

[ICON] Pennsylvania -- 7.4%
Allegheny County Hospital
   Development Auth. Rev. -
   Health, MBIA Insured
5.375%     12/01/25                27,000       25,762
6.20%      09/01/15                 3,500        3,669
Montgomery County Higher
   Education & Health Auth.
   (Holy Redeemer Hosp.)
   Rev. - Lease Rev.
8.25%      03/01/14                 3,160        3,434

----------
See Notes to Schedules of Investments and Financial Statements

        Elfun Tax-Exempt Income Fund (dollars in thousands) -- December 31, 1996

--------------------------------------------------------------------------------
                                 Principal
                                   Amount        Value
--------------------------------------------------------------------------------

Northampton County Higher
   Education Fac. Auth. Lehigh
   Univ. Rev. - Education, MBIA Insured
7.00%      10/15/11             $   7,800     $  8,669
Pennsylvania Higher Education
   Fac. Auth. Rev. - Education
8.125%     03/01/19                 3,735        4,094
8.50%      10/01/08                 2,095        2,274
Pennsylvania Intergovernmental
   Co-op. Rev. - Sales Tax, MBIA Insured
5.60%      06/15/15                 8,535        8,496
Pennsylvania State G.O.
6.75%      01/01/09                 9,505       10,397
Philadelphia Gas Wks Other
   Rev. - Other, FSA Insured
6.375%     07/01/14                 1,845        1,942
Philadelphia Hospitals & Higher
   Education Facilities Rev. - Health
5.00%      02/15/21                11,250       10,265
Philadelphia Pennsylvania School
   District G.O., MBIA Insured
5.55%      07/01/05                10,150       10,648
5.65%      07/01/06                 2,070        2,175
5.75%      07/01/07                 1,200        1,263
5.80%      07/01/08                 1,500        1,576
5.85%      07/01/09                 1,440        1,510
                                                96,174

Puerto Rico -- 1.3%
Puerto Rico Commonwealth G.O.
7.125%     07/01/02                16,640       17,204

South Carolina -- 3.4%
Charleston County SC G.O.
5.90%      06/01/10                 2,170        2,285
6.00%      06/01/11 - 06/01/12      4,765        5,063
South Carolina State Public Service
   Auth. Rev. - Electric Utility
7.10%      07/01/21                 4,425        4,970
South Carolina State Public Service
   Auth. Rev. - Electric Utility,
   AMBAC Insured
6.50%      07/01/24                 5,000        5,547
South Carolina State Public Service
   Auth. Rev. - Electric Utility,
   MBIA Insured
5.50%      07/01/21                26,635       26,282
                                                44,147

Tennessee -- 0.2%
Nashville Health & Education
   Rev. - Education
7.625%     05/01/08                 2,300        2,441

Texas -- 2.7%
Harris County Texas G.O.
6.125%     08/15/20                15,000       15,852
Tarrant County Texas Water
   Control & Improvement Rev. -
   Water & Sewer, AMBAC Insured
5.75%      03/01/13                 3,500        3,664
Texas State G.O.
9.00%      10/01/99 - 10/01/00     12,800       14,670
University Texas University
   Rev. - Education
5.20%      08/15/09                 1,295        1,300
                                                35,486

Virginia -- 4.1%
Chesapeake Virginia G.O.
6.00%      05/01/12                 2,150        2,264
Fairfax County Virginia Sewer
   Rev. - Water & Sewer, MBIA Insured
5.875%     07/15/28                13,785       14,127
Fairfax County Virginia Water
   Auth. Rev. - Water & Sewer
5.00%      04/01/16                 2,500        2,327
Norfolk Virginia Industrial
   Development Auth. Rev. - Health
5.00%      11/01/20                 4,250        3,870
Norfolk Virginia Water Rev. -
   Water & Sewer, AMBAC Insured
5.375%     11/01/23                 2,500        2,385
Roanoke Virginia Industrial
   Development Authority Hospital
   Rev. - Health, MBIA Insured
5.00%      07/01/24                21,220       19,500
University Virginia Rev. - Education
5.375%     06/01/20                 5,000        4,835

----------
See Notes to Schedules of Investments and Financial Statements

                                  Schedule of Investments (dollars in thousands)

--------------------------------------------------------------------------------
                                 Principal
                                   Amount        Value
--------------------------------------------------------------------------------
Virginia State Trans. Board
   Rev. - Trans., Prerefunded
6.90%      05/15/12                $4,250     $  4,495
                                                53,803

Washington -- 0.4%
Seattle Water Systems
   Rev. - Water & Sewer
5.50%      06/01/18                 5,425        5,324

West Virginia -- 0.2%
West Virginia State University
   Rev. - Education, AMBAC Insured
6.00%      04/01/12                 3,000        3,136

Wisconsin -- 1.5%
Wisconsin State G.O.
5.20%      05/01/10                 4,150        4,122
5.25%      05/01/11                 2,385        2,368
Wisconsin State Health &
   Educational Fac. Auth.
   Rev. - Health, MBIA Insured
5.25%      08/15/23                13,455       12,648
                                                19,138
Total Investments in Securities
   (Cost $1,201,332)                         1,276,984

Short Term Investments -- 0.3%
--------------------------------------------------------------------------------

Repurchase Agreement -- 0.3%
State Street Bank and Trust Co.
6.00%      01/02/97
   (Cost $3,620)                    3,620        3,620
   (dated 12/31/96, proceeds
   $3,621, collateralized by $3,692
   United States Treasury Note,
   6.25%, 06/30/98)

Other Assets and Liabilities,
   net 1.6%                                     21,133
                                            ----------

NET ASSETS-- 100%                           $1,301,737
                                            ==========


[ICONS] Icons represent the top five states in the Elfun Tax-Exempt Income Fund at December 31, 1996.

----------
See Notes to Schedules of Investments and Financial Statements

                                                               Elfun Income Fund

Q&A

Bob MacDougall leads the fixed income team at GE Investments. Assets under management exceed $19 billion. His responsibilities include managing the Elfun Income Fund, Elfun Money Market Fund and the fixed income portion of the Elfun Diversified Fund. Bob joined GE Investments in 1986 as Mutual Fund Portfolio Manager, became Senior Vice President - Fixed Income in 1992 and was named to his present position in 1997. Previously he was with GE's Corporate Treasury Operation managing the Company's $2 billion portfolio of marketable securities and supporting the Treasurer in the areas of debt management and capital structure planning. Prior to that, Bob held various financial management positions since joining GE in 1973. He holds Bachelor's and Master's degrees in Business Administration from the University of Massachusetts.

Q.   How did the Elfun Income Fund perform compared to its benchmarks in 1996?

A. The Elfun Income Fund had a total return of 4.0% in 1996, consisting of income of 6.8% offset partially by a 2.8% price decline. This compares with a 3.6% return for the Lehman Brothers Aggregate Bond Index and an average return of 2.6% for the 130 mutual funds included in our Lipper Intermediate Bond fund peer group.

Q.   What happened in the bond market during the past 12 months?

A. Entering 1996, interest rates were rather low with long Treasury bonds yielding just under 6%. Moderate economic growth and stable inflation had rallied the bond market in 1995. Despite an easing of monetary policy in January 1996, interest rates rose in the first half reaching a high of 7.2% in June. Stronger economic activity renewed fears of inflation. During the summer months the market traded in a 0.40% range around 7% as the economic data gave conflicting signals and no clear trend emerged.

     The resolution of election uncertainties and signs of a slowdown rallied bonds in the fall with the yield on long Treasuries dropping to 6.35% in early December. As the year ended, however, rates headed back up. Inflation remains under control but with low unemployment and little excess industrial capacity, investors are wary of any indications of above trend economic growth.

Q.   What was your strategy in 1996?

A. In anticipation of the Federal Reserve reducing rates we lengthened our average maturity early in the year which unfortunately hurt performance when rates rose. This prompted us to shorten to a market neutral duration position which we then held for the remainder of the year. Happily, our sector allocation, which was heavily overweight in mortgage backed securities and, to a lesser extent, corporate bonds boosted performance. Not only did these sectors provide more yield than U.S. Treasuries but favorable supply/demand technicals allowed them to have better price performance as well.

Q.   What is your current market outlook?

A. The market remains very sensitive to the perceived level of economic activity, despite continued reports of mild inflation. As we enter 1997 the latest batch of statistics are foretelling higher growth which is pushing yields higher. In 1996 we saw that this market action had a self-correcting effect on the economy. We think that a similar pattern could emerge this year. With little to no price appreciation expected, we look to maintain our yield sector overweights and earn the coupon in 1997.

[PHOTO OF BOB MACDOUGALL]

                                                               ELFUN INCOME FUND

              Comparison of Change in Value of a $10,000 Investment


                        Elfun Income         LB Aggregate
                        ------------         ------------
            '86            10000                10000
            '87            10079                10275
            '88            10837                11086
            '89            12391                12696
            '90            13459                13830
            '91            15630                16043
            '92            16665                17229
            '93            18285                18908
            '94            17858                18356
            '95            21111                21749
            '96            21957                22538

                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1996
--------------------------------------------------------------------------------

                      One           Five           Ten
                      Year          Year           Year
--------------------------------------------------------------------------------

Elfun Income          4.01%         7.03%          8.18%


LB Aggregate          3.63%         7.04%          8.47%

--------------------------------------------------------------------------------

INVESTMENT PROFILE

A Fund designed for investors who seek maximum current income consistent with prudent management and preservation of capital through investments in a variety of fixed income securities.

--------------------------------------------------------------------------------

                         *Lipper Performance Comparison

                         Based on 12/31/96 total returns
                          Intermediate Bond Peer Group

                                            One    Five     Ten
                                           Year    Year    Year
                                           ----    ----    ----

     Fund's rank in peer group:              11       6       2

     Number of Funds in peer group:         130      40      11

     Peer group average total return:       2.6%    5.7%    7.3%

     Lipper categories in peer group:        Intermediate U.S. Government,
                                             Intermediate U.S. Treasury


    *See notes to performance for explanation of peer categories.


                     Quality Ratings as of December 31, 1996
================================================================================

                                   Percent of
Moody's Ratings +                 Market Value
--------------------------------------------------------------------------------
Aaa                                  80.4%
Aa                                    0.7%
A                                     6.1%
Baa                                   7.4%
Ba                                    5.0%
NR                                    0.4%

+Moody's Investors Service, Inc. is a nationally recognized statistical rating organization.

See page 40 for Notes to Performance.
Past performance is no guarantee of future results.

             Schedule of Investments (dollars in thousands) -- December 31, 1996

ELFUN INCOME FUND

U.S. Treasuries                 38.0%
Corporate Notes                 20.9%
Mortgage Backed                 35.8%
Cash & Other                     5.3%


--------------------------------------------------------------------------------
                                 Principal
                                   Amount        Value
--------------------------------------------------------------------------------

Bonds and Notes -- 98.6%
--------------------------------------------------------------------------------

U.S. Treasuries -- 38.0%
U.S. Treasury Bonds
6.75%      08/15/26               $11,726      $11,815(j)
8.125%     08/15/19                 6,137        7,099(j)
11.25%     02/15/15                 2,173        3,209(i)
12.00%     05/15/05                 1,205        1,636(j)
                                                23,759
U.S. Treasury Notes
5.625%     02/28/01                 2,196        2,152(j)
5.875%     11/15/99                 2,499        2,489(i)
5.875%     10/31/98                11,092       11,090(j)
6.00%      12/31/01                 3,268        3,256
6.125%     08/31/98                12,776       12,832(j)
6.25%      10/31/01                 6,032        6,038(i)
6.375%     09/30/01                 2,851        2,868(j)
6.50%      10/15/06                 3,291        3,309(i)
6.625%     07/31/01                 2,573        2,614
6.625%     06/30/01                 4,752        4,829(j)
6.75%      04/30/00                 1,024        1,043(j)
7.75%      12/31/99                 6,883        7,199(j)
                                                59,719
Total U.S. Treasuries
   (Cost $83,435)                               83,478

Asset Backed -- 1.5%
Advanta Mortgage Loan Trust Corp.
6.30%      07/25/25                   300          292
Ford Credit Auto Loan Master
Trust Series (Class A)
5.63%      02/15/03                   100          100(e)
5.687%     07/15/01                   900          902(e)
Lehman FHA Title I Loan Trust
7.83%      09/25/17                   290          297
MBNA Master Credit Card Trust
5.53%      11/15/01                   837          837(e)
Provident Bank Home Equity Loan Trust
7.60%      10/25/12                   551          558
Standard Credit Card Master Trust
5.82%      05/08/00                   300          300(e)

Total Asset Backed
   (Cost $3,267)                                 3,286

Corporate Notes -- 20.9%
Abbey National PLC
7.35%      10/29/49                   400          405
Amerco Inc.
7.10%      10/02/06                   200          205
Argentaria Capital Fund
6.375%     02/14/06                   510          483
Banco Nacional De Comercio Corp.
7.25%      02/02/04                   400          353
Barnett Capital Trust
7.95%      12/01/26                   294          291(b)
BCH Cayman Islands
8.25%      06/15/04                   525          554
Bell Telephone Co. - Canada
9.50%      10/15/10                 1,000        1,206
Bell Telephone Co. - Pennsylvania
8.35%      12/15/30                   600          705
Camden Property Trust
7.00%      11/15/06                   292          283
Capital One Bank
6.43%      06/29/98                   800          801
Central Maine Power Co.
7.40%      06/02/98                   150          151
China International Trust & Investment Corp.
9.00%      10/15/06                   865          955
China Light & Power Ltd.
7.50%      04/15/06                   350          353


----------
See Notes to Schedules of Investments and Financial Statements

                                  Schedule of Investments (dollars in thousands)

--------------------------------------------------------------------------------
                                 Principal
                                   Amount        Value
--------------------------------------------------------------------------------

Circus Circus Enterprises Inc.
6.70%      11/15/2096             $   395     $    388
Cleveland Electric Illuminating Co.
8.29%      11/15/99                 1,000        1,023
Conseco Inc.
10.50%     12/15/04                   315          372
Continental Cablevision Inc.
8.30%      05/15/06                   355          378
Delta Air Lines Inc.
7.79%      12/01/98                   915          934
Deutsche Bank Financial Inc.
6.70%      12/13/06                   715          702
Developers Diversified Realty Corp.
7.00%      03/05/01                   550          547
Dresser Industries Inc.
7.60%      08/15/2096                 383          391
Enersis S.A.
7.40%      12/01/16                   185          179
Federated Department Stores Inc.
8.50%      06/15/03                   315          328
10.00%     02/15/01                   890          967
First Security Capital
8.41%      12/15/26                   298          305(b)
Ford Motor Credit Co.
5.75%      02/22/99                   450          451(e)
Freeport Term Malta Ltd.
7.50%      03/29/09                   450          462(b)
Freeport-McMoran Resource Partners L.P.
7.00%      02/15/08                   300          286
General Motors Corp.
8.89%      08/18/03                   300          331
Guangdong International Trust
   & Investment Corp.
8.75%      10/24/16                   345          355
HSBC America Capital Trust
7.808%     12/15/26                   318          311(b)
HSBC Finance Nederland B.V.
7.40%      04/15/03                   150          153(b)
Hydro-Quebec
8.05%      07/07/24                   685          753
8.25%      04/15/26                 1,365        1,461
11.75%     02/01/12                   510          717
Israel Electric Corp. Ltd.
8.10%      12/15/2096                 850          849(b)
ITT Corp. (new)
6.25%      11/15/00                   734          722
Joy Technologies Inc.
10.25%     09/01/03                   800          878
Korea Electric Power Corp.
7.75%      04/01/13                   470          485
Landeskreditbank Baden
7.875%     04/15/04                   570          607
Lehman Brothers Holdings Inc.
6.84%      09/25/98                   500          504
Lehman Brothers Inc.
7.00%      05/24/00                   680          683
Liberty Mutual Insurance Co.
8.20%      05/04/07                   375          398(b)
8.50%      05/15/25                   400          429(b)
Loewen Group International Inc.
7.50%      04/15/01                   425          426
Lumbermans Mutual Casualty Co.
9.15%      07/01/26                   340          369(b)
Mayne Nickless Ltd.
8.65%      04/15/02                   300          323(b)
Merrill Lynch & Co. Inc.
5.762%     05/19/98                 2,845        2,852(e)
Metropolitan Life Insurance Co.
7.80%      11/01/25                   400          401(b)
Midland Bank PLC
6.95%      03/15/11                   350          338
Morgan Stanley Finance PLC
8.03%      02/28/17                   300          301
Morgan Stanley Group, Inc.
5.762%     03/01/99                 1,200        1,203(e)
Multiva Mexico Trust Corp.
9.75%      06/09/97                   300          282(b)
National Bank Hungary
8.875%     11/01/13                   310          336
New York State Dormitory Authority Revenues
6.32%      04/01/99                   655          656
News America Holdings Inc.
8.15%      10/17/36                   640          629
North Atlantic Energy Corp.
9.05%      06/01/02                   851          856

----------
See Notes to Schedules of Investments and Financial Statements

                   Elfun Income Fund (dollars in thousands) -- December 31, 1996

--------------------------------------------------------------------------------
                                 Principal
                                   Amount        Value
--------------------------------------------------------------------------------
Oryx Energy Co.
10.00%     06/15/99              $    750     $    800
Oslo Seismic
8.28%      06/01/11                   211          219(b)
Pennzoil Co.
10.625%    06/01/01                   450          487
Petroleos Mexicanos
7.75%      10/29/99                   525          523(b)
8.00%      07/01/98                   265          267(b)
Philip Morris Cos. Inc.
6.95%      06/01/06                   700          708
Provident Capital Trust
8.60%      12/01/26                   235          238(b)
PSI Energy Inc.
6.25%      12/15/98                   325          325
Reliance Industries Ltd.
10.375%    06/24/16                   345          372(b)
10.50%     08/06/46                   285          305(b)
Republic of Columbia
7.25%      02/15/03                   280          273
Republic of Poland
3.75%      10/27/14                   360          305
Riggs Capital Trust
8.625%     12/31/26                   300          303(b)
RJR Nabisco Inc.
8.75%      04/15/04                   500          505
Southern Investments UK PLC
6.375%     11/15/01                   460          454
Taubman Realty Group L.P.
8.00%      06/15/99                   660          674
TCI Communications Inc.
6.69%      03/31/06                   750          743
Tele-Communications Inc.
8.25%      01/15/03                   620          626
9.25%      04/15/02                   200          212
Thai Farmers Bank Ltd.
8.25%      08/21/16                   430          433(b)
Time Warner Entertainment Co. L.P.
10.15%     05/01/12                   500          600
Time Warner Inc.
7.95%      02/01/00                   550          568
Total Access Communication Public Co. Ltd.
7.625%     11/04/01                   340          341(b)
Union Electric Co.
7.69%      12/15/36                   300          296
United Air Lines Inc.
10.67%     05/01/04                   480          568
United Co. Financial Corp.
7.00%      07/15/98                   250          251
Viacom Inc.
7.75%      06/01/05                   950          935
Yale University Notes
7.375%     04/15/2096                 395          401

Total Corporate Notes
   (Cost $45,312)                               45,798

Mortgage-Backed -- 35.8%
Federal Home Loan Mortgage Corp.
6.50%      03/01/04 - 04/01/11      2,840        2,800
6.75%      07/01/03 - 12/01/06        370          367
7.00%      11/01/09 - 06/01/15      1,572        1,574
7.50%      06/01/23 - 04/01/25      5,805        5,835
7.75%      09/01/07 - 03/01/09        908          927
8.00%      08/01/16                   347          355
8.25%      06/01/08                   200          207
8.50%      04/01/09                   583          609
8.75%      03/01/08                    61           63
                                                12,737
Federal National Mortgage Assoc.
6.00%      09/01/08 - 10/01/10      1,503        1,460
6.50%      01/01/04 - 04/01/26      1,172        1,124
7.00%      04/01/26                 1,604        1,569
7.00%      07/01/17                   390          390
7.00%      TBA                        676          662(c)
7.50%      06/01/09 - 04/01/24      3,467        3,491
7.75%      01/01/09                   371          381(j)
                                                 9,077
Government National Mortgage Assoc.
7.00%      11/15/23                   899          884
7.50%      09/15/21 - 03/15/24     11,072       11,127
8.00%      01/15/23 - 12/15/23      7,907        8,109
8.50%      10/15/17                 2,392        2,536
9.00%      TBA                      2,064        2,217(c)
9.50%      12/15/09                 2,074        2,260
                                                27,133

----------
See Notes to Schedules of Investments and Financial Statements

                                  Schedule of Investments (dollars in thousands)

--------------------------------------------------------------------------------
                                 Principal
                                   Amount        Value
--------------------------------------------------------------------------------

Mid-State Trust
8.33%      04/01/30               $ 4,472     $  4,713
Collateralized Mortgage Obligations
Aetna Commercial Mortgage Trust
6.422%     12/26/30                   227          227
Collateralized Mortgage Obligation Trust
6.52%      09/01/15                   394          331(d,f)
6.73%      11/01/18                   403          269(d,f)
CS First Boston Mortgage Securities Corp.
6.425%     08/20/30                   340          339
DLJ Mortgage Acceptance Corp.
6.65%      12/17/27                   430          431(b)
6.85%      12/17/27                   997          995(b)
7.29%      11/12/21                   291          298(b)
8.72%      06/28/26                   955          970(b)
Federal Home Loan Mortgage Corp.
7.00%      07/01/26                 2,923        1,012(g)
7.50%      04/15/21                   756          765
8.00%      04/15/20                   480          486
1009%      09/15/21                     8          298(g)
Federal National Mortgage Assoc.
6.965%     07/25/10                   680          677
7.12%      09/25/23                 1,112          709(d,f)
7.41%      03/01/21                   865          888
8.00%      02/01/23                 1,486          457(g)
8.50%      03/01/17 - 07/01/22      1,358           410  (g)
8.50%      04/01/17                   491          142(g)
Federal National Mortgage Assoc. REMIC
6.61%      08/25/23                 1,152          851(d,f)
6.78%      09/25/22                   877          700(d,f)
6.856%     06/17/11                   440          441
7.12%      09/25/23                   309          197(d,f)
7.14%      07/25/20                   869          726(d,f)
10.88%     10/25/23                   581          446(d,f)
GMAC Commercial Mortgage Securities Inc.
6.79%      10/15/28                   429          429
LB Commercial Conduit Mortgage Trust
7.141%     08/25/04                   583          591
7.416%     10/25/26                   710          725
Merrill Lynch Mortgage Investor's Inc.
7.113%     05/25/15                 1,184        1,201
7.252%     06/15/21                 1,239        1,259
Morgan Stanley Capital Inc.
7.218%     10/15/10                   571          566(b)
Residential Resources Inc.
8.00%      10/01/18                   290          295
Salomon Brothers Mortgage Securities Inc.
8.125%     11/01/12                   282          288
Sawgrass Finance REMIC Trust
6.45%      01/20/06                   700          696
Structured Asset Securities Corp.
1.331%     02/25/28                 7,318          382(g)
8.495%     04/25/27                 1,619        1,666
9.087%     09/25/31                 1,725        1,801
Vornado Finance Corp.
6.36%      12/01/00                 1,880        1,862(b)
                                                24,826
Total Mortgage-Backed
   (Cost $77,657)                               78,486

Foreign Denominated Notes -- 2.4%
Dutch Government
6.00%      01/15/06         NLG     1,744        1,034
Federal Republic of Germany
6.25%      04/26/06         DEM     1,486          998
Government of Canada
7.00%      12/01/06         CAD     1,568        1,194
Kingdom of Belgium
7.00%      05/15/06         BEL    30,913        1,052
Kingdom of Denmark
8.00%      03/15/06         DKK     5,569        1,040

Total Foreign Denominated Notes
   (Cost $5,273)                                 5,318

Total Bonds and Notes
   (Cost $214,944)                             216,366

----------
See Notes to Schedules of Investments and Financial Statements

                   Elfun Income Fund (dollars in thousands) -- December 31, 1996

--------------------------------------------------------------------------------
                                   Number
                                 of Shares       Value
--------------------------------------------------------------------------------

Preferred Stock -- 1.0%
Appalachian Power Co.
   (Series A), 8.25%                2,575     $     65
Central Hispano Capital,
   9.43%                           11,335          300
Entergy Gulf States Inc.,
   $1.75                           21,735          545
Equity Residential Properties
   Trust, 9.125%                   14,350          370
Grand Metropolitan Delaware,
   9.42%                           11,500          322
National Rural Utilities Cooperative
   Finance Corp., 8.00%             3,863           96
Security Capital Industrial Trust,
   8.54%                            8,680          440
Total Preferred Stock
   (Cost $2,075)                                 2,138
Total Investments in Securities
   (Cost $217,019)                             218,504


                                Principal
                                   Amount        Value
--------------------------------------------------------------------------------

Short Term Investments -- 5.8%
--------------------------------------------------------------------------------

Time Deposit -- 3.6%
San Paolo
7.25%      01/02/97                $8,000        7,998

Repurchase Agreement -- 2.2%
State Street Bank and Trust Co.
6.00%      01/02/97
   (Cost $4,740)                    4,740        4,740
   (dated 12/31/96, proceeds $4,742,
   collateralized by $4,836
   United States Treasury Note,
   6.25%, 06/30/98)

Total Short Term Investments
   (Cost $12,738)                               12,738

Other Assets and Liabilities,
   net (5.4%)                                $ (11,791)
                                             ---------

NET ASSETS - 100%                            $ 219,451
                                             =========

Other Information
--------------------------------------------------------------------------------

The Elfun Income Fund had the following short Futures Contract open at December 31, 1996:


                                     Number
                    Expiration           of   Underlying   Unrealized
Description               Date    Contracts   Face Value         Gain
--------------------------------------------------------------------------------
U.S. Treasury       March 1997           28       $3,153          $17


--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

At December 31, 1996, the outstanding forward foreign currency contracts, which contractually obligate the Elfun Income Fund to deliver currencies at a specified date, were as follows:

                                U.S. $ Cost      U.S. $
Foreign Currency    Foreign   on Origination    Current     Unrealized
Sale Contracts     Currency        Date          Value     Appreciation
--------------------------------------------------------------------------------
BEL, expiring
  01/28/97          34,387        $1,103         $1,086          $17
CAD, expiring
  01/28/97           1,614         1,198          1,181           17
DEM, expiring
  01/28/97           1,582         1,043          1,030           13
DKK, expiring
  01/28/97           6,391         1,099          1,086           13
NLG, expiring
  01/15/97             105            62             61            1
NLG, expiring
  01/28/97           1,761         1,038          1,022           16
                                  ------         ------         ----
                                  $5,543         $5,466          $77
                                  ======         ======         ====

----------
See Notes to Schedules of Investments and Financial Statements

                                                         Elfun Money Market Fund

Q&A


Bob MacDougall manages the Elfun Money Market Fund. Bob's biographical details can be found on page 30.

Q.   How did Elfun Money Market perform versus its benchmarks in 1996?

A. Elfun Money Market Fund posted a total return of 5.2% for 1996. This compares with 5.2% for 90 day Treasury Bills and a 4.8% average return for the 288 other Money Market Funds in our Lipper peer group.

Q.   What is your investment strategy?

A. Our top priorities in this fund are to ensure that we have sufficient liquidity to meet investors needs and to maintain a high quality portfolio. We do not buy what we would consider to be exotic derivatives in order to reach for yield. We do adjust our average portfolio maturity depending upon our outlook for the direction of short term rates.

Q.   Why did the fund outperform its peers?

A. While long term interest rates were quite volatile in 1996, yields on short maturity instruments changed very little over the course of the year. Therefore our strategy of keeping the Fund's average maturity shorter than most other funds had little impact. Our outperformance can, in part, be attributed to our cost efficient organization which keeps our expenses lower than the average fund.

Q.   What is your outlook for 1997?

A. We are seeing signs of a pickup in economic activity. Should these signs continue, the Federal Reserve might raise short term interest rates to help reduce inflationary pressures. We plan to continue keeping our portfolio's maturity shorter than average so as to have the flexibility to capitalize on such an increase in rates. As always, safety of principal and liquidity remain our top priorities.

[PHOTO OF CURRENCY]

ELFUN MONEY MARKET FUND

              Comparison of Change in Value of a $10,000 Investment

                    Elfun Money Market     90 Day U.S. T-Bill
                    ------------------    --------------------
      6/14/90             10000                  10000
          '90             10454                  10404
          '91             11139                  10980
          '92             11574                  11367
          '93             11957                  11715
          '94             12456                  12225
          '95             13181                  12917
          '96             13870                  13583


                           AVERAGE ANNUAL TOTAL RETURN
                     for the periods ended December 31, 1996
--------------------------------------------------------------------------------

                                                 Since
                         One        Five       Inception
                        Year        Year       (6/14/90)
--------------------------------------------------------------------------------

Elfun Money Market      5.23%       4.49%        5.12%


90 Day U.S. T-Bill      5.15%       4.35%        4.80%


--------------------------------------------------------------------------------

INVESTMENT PROFILE

A Fund designed for investors who seek to achieve a high level of current income consistent with the preservation of capital and maintenance of liquidity through investments in short-term high grade money market instruments.
--------------------------------------------------------------------------------

                         *Lipper Performance Comparison

                         Based on 12/31/96 total returns
                             Money Market Peer Group

                                                 One     Five
                                                Year     Year
                                                ----     ----

     Fund's rank in peer group:                   21        2

     Number of Funds in peer group:              288      175

     Peer group average total return:            4.8%     4.0%

     Lipper categories in peer group:            Money Market


    * See notes to performance for explanation of peer categories.


                         Fund Yield at December 31, 1996
================================================================================

                         Fund        Donoghue
--------------------------------------------------------------------------------

  7 Day current         5.13%           4.90%

  7 Day effective       5.26%           5.02%
--------------------------------------------------------------------------------

  Current yield represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

  Effective yield is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

An investment in the Elfun Money Market Fund is neither insured nor guaranteed by the U.S. Government, and no assurance can be given that the Elfun Money Market Fund will be able to maintain a stable net asset value of $1.00 per share.

See page 40 for Notes to Performance. Past performance is no guarantee of future results.

             Schedule of Investments (dollars in thousands) -- December 31, 1996

                            ELFUN MONEY MARKET FUND

Certificate of Deposits & Other              28.2%
U.S. Government                              49.3%
Commercial Paper                             22.5%

--------------------------------------------------------------------------------
                                 Principal     Amortized
                                  Amount         Cost
--------------------------------------------------------------------------------

Short Term Investments -- 99.2%
--------------------------------------------------------------------------------

U.S. Governments(d) -- 49.3%
Federal Home Loan Bank
5.21%      01/16/97             $   3,220     $  3,213
5.22%      01/09/97                 5,580        5,573
5.24%      01/03/97                 4,930        4,929
5.49%      03/06/97                 5,000        4,951
                                                18,666
Federal Home Loan Mortgage Corp.
5.19%      03/07/97                 2,040        2,021
5.22%      01/02/97 - 06/13/97      6,810        6,684
5.24%      02/10/97                 3,670        3,649
5.34%      01/30/97                 4,790        4,769
5.70%      01/02/97                 2,360        2,360
                                                19,483
Federal National Mortgage Assoc.
5.21%      05/12/97                 4,400        4,317
5.22%      03/06/97                 3,830        3,794
5.23%      02/18/97 - 02/26/97     12,240       12,147
5.25%      01/16/97                 5,960        5,947
5.27%      01/03/97                 4,460        4,459
                                                30,664
Total U.S. Governments
   (Cost $68,813)                               68,813


Commercial Paper(d) -- 22.5%
Abbey National PLC
5.27%      02/18/97                 5,020        4,985
Chase Manhattan Corp.
5.30%      01/15/97                 3,670        3,662
First Union Corp.
5.29%      02/19/97                 5,130        5,093
Merrill Lynch & Co. Inc.
5.30%      02/14/97                 4,650        4,620
Morgan (J.P.) & Co. Inc.
5.30%      01/16/97                 4,600        4,590
Norwest Corp.
5.30%      01/17/97                 4,460        4,450
UBS Finance Delaware Inc.
6.20%      01/02/97                 4,000        3,999

Total Commercial Paper
   (Cost $31,399)                               31,399

Certificate of Deposits -- 27.3%
Algemene Bank Nederland N.V.
5.38%      01/17/97                 5,000        5,000
Bank of Nova Scotia
5.51%      01/06/97                 5,000        5,000
Bayerische Hypotheken Bank
5.35%      02/21/97                 4,400        4,400
Credit Suisse
5.36%      02/11/97                 5,400        5,400
Dresdner Bank AG
5.36%      02/11/97                 5,300        5,300
Royal Bank of Canada
5.35%      03/13/97                 5,400        5,400
Societe Generale
5.50%      01/02/97                 3,000        3,000
Toronto Dominion Bank
5.385%     02/03/97                 4,500        4,500

Total Certificate of Deposits
   (Cost $38,000)                               38,000

Time Deposit -- 0.1%
State Street Cayman Islands
6.25%      01/02/97
   (Cost $100)                        100          100
                                              --------

Total Short Term Investments
   (Cost $138,312)                             138,312

Other Assets and Liabilities,
   net 0.8%                                      1,162
                                              --------

NET ASSETS --  100%                           $139,474
                                              ========

----------
See Notes to Schedules of Investments and Financial Statements

                                                Notes to Performance (unaudited)

Total returns assume changes in share price and reinvestment of dividends and capital gains. Investment returns and net asset value on an investment will fluctuate and you may have a loss or gain when you sell your shares.

A portion of the Elfun Tax-Exempt Fund's income may be subject to state, federal and/or alternative minimum tax. Capital gains, if any, are subject to capital gains tax.

The Standard & Poor's Composite Index of 500 Stocks (S&P 500), Morgan Stanley Capital International Index (MSCI), Lehman Brothers Aggregate Bond Index (LB Aggregate), Lehman Brothers Municipal Bond Index (LBMI), and the 90 Day U.S. Treasury Index (90 Day T-Bill) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index. The S&P 500 Index is a composite of the prices of 500 widely held U.S. stocks recognized by investors to be representative of the stock market in general. The MSCI World Index is a composite of 1,563 stocks of companies in 22 countries representing the European, Pacific Basin and American regions. The MSCI World Index is widely used by global investors. The LB Aggregate Bond Index is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The LBMI Index is a composite of investment-grade (Baa or greater), fixed-rate municipal bonds with maturities greater than two years and is considered to be representative of the municipal bond market. The 90 Day U.S. T-Bill is the average return on three month U.S. Treasury Bills. The results shown for the foregoing indices assume reinvestment of net dividends or interest. Broad market index returns are calculated from the nearest month end to the Funds' inception date. The majority of the broad market returns are not available from the Funds' commencement of investment operations through December 31, 1996. The Donoghue yields represent the average yields of 815 taxable money market funds.

The peer universe of funds used in our peer ranking calculation is based on the blend of Lipper peer categories, as shown. This blend is the same as the category blend used by the Wall Street Journal (except for the Elfun Diversified Fund for which we use the specific Lipper peer group and the Elfun Money Market Fund which is not in the Wall Street Journal). The actual number of funds and numerical rankings in the Lipper and Wall Street Journal universes could differ since the Wall Street Journal excludes certain funds which do not meet their net asset or shareholder publication thresholds. Lipper is an independent mutual fund rating service located in Summit, New Jersey.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent future holdings and should not be considered as a recommendation to purchase or sell a particular security. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.


                        Notes to Schedules of Investments (dollars in thousands)

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1996, these securities amounted to $1,228, $1,867 and $12,696 or 0.7%, 1.8% and 5.8% of net assets for the
     Elfun Global Fund, Elfun Diversified Fund and Elfun Income Fund, respectively.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) Floating rate coupon. The stated rate represents the rate at December 31, 1996.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the principal only holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the interest only holding.

(h) Restricted securities. Securities are not registered under the Securities Act of 1933, or have contractual or legal restrictions to resale. Dates of acquisition and costs are shown in parentheses after the titles of the restricted securities. The Funds do not intend to register these securities and therefore should not bear any costs of registration. These restricted securities are fair valued by officers of the Funds under procedures authorized by the Trustees. At December 31, 1996, the fair value of these restricted securities represented $1,237 or 0.1% of net assets of Elfun Trusts.

(i)  All or a portion of security out on loan.

(j) At December 31, 1996 all or a portion of this security was pledged to cover collateral requirements for futures, options and TBA's.

Abbreviations:
ADR        --    American Depositary Receipt
AMBAC      --    AMBAC Indemnity Corporation
BIG        --    Bond Investment Guarantee
FSA        --    Financial Security Assurance
MBIA       --    Municipal Bond Investors Assurance Corporation
REMIC      --    Real Estate Mortgage Investment Conduit
WT         --    Warrant

Currency Terms:
BEL        --    Belgian Franc
CAD        --    Canadian Dollar
DEM        --    Deutsche Mark
DKK        --    Danish Krone
NLG        --    Netherland Guilder

                                                            Financial Highlights

   Selected data based on a share outstanding during the year ended December 31:


Elfun Global Fund                                        1996        1995         1994          1993         1992
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $16.65       $15.58       $16.48        $12.80       $12.63
Income (loss) from investment operations:
   Net investment income                                  0.24         0.23         0.21          0.18         0.18
   Net realized and unrealized
      gains (losses) on investments                       2.45         2.27        (0.32)         3.90         0.57
---------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations            2.69         2.50        (0.11)         4.08         0.75
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                  0.23         0.19         0.19          0.12         0.17
   Net realized gains                                     1.44         1.24         0.60          0.28         0.41
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                       1.67         1.43         0.79          0.40         0.58
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $17.67       $16.65       $15.58        $16.48       $12.80
===========================================================================================================================

TOTAL RETURN(a)                                          16.13%       16.03%       (0.63%)       31.88%        5.94%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands)                                  $176,303     $142,262     $126,196       $83,196      $38,469
   Ratio of net investment income
      to average net assets                               1.37%        1.36%        1.44%         1.42%        1.52%
   Ratio of expenses to average net assets                0.25%        0.34%        0.38%         0.31%        0.60%
   Portfolio turnover rate                                  45%          55%          30%           43%          63%
   Average brokerage commission(b)                      $0.012          N/A          N/A           N/A          N/A
---------------------------------------------------------------------------------------------------------------------------

Elfun Trusts                                             1996        1995         1994          1993         1992
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $39.88       $30.91       $33.76        $33.93       $33.05
Income from investment operations:
   Net investment income                                  0.75         0.77         0.77          0.81         0.83
   Net realized and unrealized
      gains (losses) on investments                       8.68        11.33        (0.68)         2.25         2.24
---------------------------------------------------------------------------------------------------------------------------
Total income from investment operations                   9.43        12.10         0.09          3.06         3.07
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                  0.75         0.77         0.77          0.80         0.83
   Net realized gains                                     2.10         2.36         2.17          2.43         1.36
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                       2.85         3.13         2.94          3.23         2.19
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $46.46       $39.88       $30.91        $33.76       $33.93
===========================================================================================================================

TOTAL RETURN(a)                                          23.55%       39.19%        0.23%         8.98%        9.28%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands)                                $1,525,979   $1,228,366     $900,349      $937,676     $872,288
   Ratio of net investment income
   to average net assets                                  1.71%        2.08%        2.28%         2.29%        2.49%
   Ratio of expenses to average net assets                0.13%        0.13%        0.17%         0.11%        0.11%
   Portfolio turnover rate                                  12%          15%          19%           18%          11%
   Average brokerage commission(b)                      $0.047          N/A          N/A           N/A          N/A

---------------------------------------------------------------------------------------------------------------------------


----------
See Notes to Financial Highlights and Financial Statements

                                                  Selected data based on a share
                                  outstanding during the year ended December 31:


Elfun Diversified Fund                                    1996         1995         1994         1993          1992
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $15.86       $13.24       $14.05        $13.54       $12.84
Income (loss) from investment operations:
   Net investment income                                  0.54         0.53         0.47          0.48         0.46
   Net realized and unrealized
      gains (losses) on investments                       1.75         3.06        (0.51)         0.73         0.74
---------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations            2.29         3.59        (0.04)         1.21         1.20
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                  0.54         0.53         0.46          0.47         0.46
   Net realized gains                                     0.34         0.44         0.31          0.23         0.04
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                       0.88         0.97         0.77          0.70         0.50
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $17.27       $15.86       $13.24        $14.05       $13.54
===========================================================================================================================

TOTAL RETURN(a)                                          14.40%       27.11%       (0.26%)        8.90%        9.35%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands)                                  $102,157      $77,255      $57,774       $54,911      $36,780
   Ratio of net investment income
      to average net assets                               3.41%        3.62%        3.42%         3.65%        3.93%
   Ratio of expenses to average net assets                0.28%        0.34%        0.39%         0.39%        0.49%
   Portfolio turnover rate                                  89%          93%          82%           25%          31%
   Average brokerage commission(b)                      $0.041          N/A          N/A           N/A          N/A
---------------------------------------------------------------------------------------------------------------------------


Elfun Tax-Exempt Income Fund                              1996         1995         1994         1993          1992
---------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of year                      $11.91       $10.83       $12.29        $11.76       $11.59
Income (loss) from investment operations:
   Net investment income                                  0.66         0.68         0.67          0.71         0.73
   Net realized and unrealized
      gains (losses) on investments                      (0.25)        1.15        (1.37)         0.68         0.22
---------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations            0.41         1.83        (0.70)         1.39         0.95
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                  0.66         0.68         0.67          0.71         0.73
   Net realized gains                                     0.05         0.07         0.09          0.15         0.05
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                       0.71         0.75         0.76          0.86         0.78
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $11.61       $11.91       $10.83        $12.29       $11.76
===========================================================================================================================

TOTAL RETURN(a)                                           3.60%       17.32%       (5.77%)       12.11%        8.50%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands)                                $1,301,737   $1,312,342    $1,145,873    $1,297,256   $1,115,254
   Ratio of net investment income
      to average net assets                               5.67%        5.91%        5.90%         5.79%        6.25%
   Ratio of expenses to average net assets                0.13%        0.13%        0.13%         0.10%        0.11%
   Portfolio turnover rate                                  22%          59%          24%            29%          29%
---------------------------------------------------------------------------------------------------------------------------

----------
See Notes to Financial Highlights and Financial Statements

                                              Selected  data  based  on a  share
                                  outstanding during the year ended December 31:


Elfun Income Fund                                         1996        1995          1994         1993         1992
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $11.64       $10.55       $11.68        $11.58       $11.92
Income (loss) from investment operations:
   Net investment income                                  0.76         0.77         0.70          0.73         0.86
   Net realized and unrealized
      gains (losses) on investments                      (0.32)        1.09        (0.97)         0.38        (0.10)
---------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations            0.44         1.86        (0.27)         1.11         0.76
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                  0.76         0.77         0.70          0.73         0.87
   Net realized gains                                     0.00         0.00         0.16          0.28         0.23
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                       0.76         0.77         0.86          1.01         1.10
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                            $11.32       $11.64       $10.55        $11.68       $11.58
===========================================================================================================================

TOTAL RETURN(a)                                           4.01%       18.21%       (2.33%)        9.72%        6.61%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands)                                  $219,451     $218,880     $185,665      $199,478     $175,210
   Ratio of net investment income
      to average net assets                               6.68%        6.90%        6.34%         6.10%        7.24%
   Ratio of expenses to average net assets                0.24%        0.25%        0.30%         0.17%        0.22%
   Portfolio turnover rate                                 201%         367%         215%          131%          62%
---------------------------------------------------------------------------------------------------------------------------

Elfun Money Market Fund                                   1996        1995         1994(c)      1993(c)      1992(c)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                       $1.00        $1.00        $1.00         $1.00        $1.00
Income (loss) from investment operations:
   Net investment income                                  0.05         0.06         0.04          0.03         0.04
---------------------------------------------------------------------------------------------------------------------------
Total income (loss) from investment operations            0.05         0.06          0.04         0.03         0.04
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
   Net investment income                                  0.05         0.06         0.04          0.03         0.04
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                       0.05         0.06         0.04          0.03         0.04
Net asset value, end of year                             $1.00        $1.00        $1.00         $1.00        $1.00
===========================================================================================================================

TOTAL RETURN(a)                                           5.23%        5.82%        4.17%         3.31%        3.91%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of year
      (in thousands)                                  $139,474     $117,506     $107,406       $59,959      $52,774
   Ratio of net investment income
      to average net assets                               5.08%        5.68%        4.20%         3.27%        3.86%
   Ratio of expenses to average net assets                0.31%        0.30%        0.16%         0.00%        0.11%
---------------------------------------------------------------------------------------------------------------------------

----------
Notes to Financial Highlights

(a) Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains, and assume no sales charge.

(b) For the fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. Mark-ups, mark-downs, and spreads on shares traded on a principal basis are not included unless they are disclosed on confirmations prepared in accordance with rule 10b-10 under the 1934 Act.

(c) Had the Advisor not absorbed a portion of the expenses the net investment income per unit would have been the same, the total return would have been lower, and the ratio of expenses to average net assets would have been .34%, .39%, and .35% for the years ended December 31, 1994, 1993, and 1992, respectively.

----------
See Notes to Financial Statements

STATEMENTS OF ASSETS
AND LIABILITIES December 31, 1996 (Amounts in thousands)


                                                               ELFUN
                                                               GLOBAL            ELFUN
                                                               FUND              TRUSTS
                                                               ----              ------
ASSETS
   Investments in securities, at market
       (Cost $144,017, $729,509, $69,119, $1,201,332,
       $217,019, and $0, respectively)                       $ 169,757         $ 1,481,098
   Short term investments (at amortized cost)                    4,675              36,625
   Cash                                                              3                  77
   Foreign currency (cost $2,561, $46, $72, $0,
       $0, and $0, respectively)                                 2,576                  49
   Receivable for investments sold                                 678               6,500
   Income receivables                                              241               2,279
   Receivable for fund shares sold                                 198                 671
   Receivable on forward foreign currency contracts                  0                   0
   Variation margin receivable                                       0                 730
-------------------------------------------------------------------------------------------------
       Total assets                                            178,128           1,528,029
-------------------------------------------------------------------------------------------------
LIABILITIES
   Distributions payable to shareholders                             0                   0
   Payable upon return of securities loaned                          0                   0
   Payable for investments purchased                               686                 367
   Payable for fund shares repurchased                             951                 762
   Payable to GEIC                                                 188                 921
-------------------------------------------------------------------------------------------------
       Total liabilities                                         1,825               2,050
-------------------------------------------------------------------------------------------------
NET ASSETS                                                   $ 176,303         $ 1,525,979
=================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in                                           $ 150,575         $   772,342
   Undistributed net investment
       income                                                       24                   1
   Accumulated net realized gain (loss)                            (32)              2,975
   Net unrealized appreciation/(depreciation) on:
       Investments                                              25,740             751,589
       Futures                                                       0                (930)
       Written options                                               0                   0
       Foreign currency transactions                                (4)                  2
-------------------------------------------------------------------------------------------------
NET ASSETS                                                   $ 176,303         $ 1,525,979
=================================================================================================
Shares outstanding (Par value $10, $10, $10, $10,
   $10, and $1, respectively)                                    9,976              32,845
Net asset value, offering and redemption
   price per share                                           $   17.67         $     46.46



----------
See Notes to Financial Statements


         ELFUN                           ELFUN                                                         ELFUN
      DIVERSIFIED                      TAX-EXEMPT                      ELFUN                        MONEY MARKET
         FUND                         INCOME FUND                   INCOME FUND                         FUND
---------------------------------------------------------------------------------------------------------------------------

      $     90,608                   $  1,276,984                    $   218,504                     $        0
            12,236                          3,620                         12,738                        138,312
                62                              3                            519                             25

                72                              0                              0                              0
               262                              0                          5,637                              0
               514                         23,297                          2,849                            336
               180                            216                            216                          2,169
                 0                              0                             77                              0
                 0                              0                             35                              0
---------------------------------------------------------------------------------------------------------------------------
           103,934                      1,304,120                        240,575                        140,842
---------------------------------------------------------------------------------------------------------------------------

                 0                          1,174                            230                            116
                 0                              0                         14,640                              0
             1,692                              0                          5,908                              0
                 0                            225                            109                          1,115
                85                            984                            237                            137
---------------------------------------------------------------------------------------------------------------------------
             1,777                          2,383                         21,124                          1,368
---------------------------------------------------------------------------------------------------------------------------
      $    102,157                   $  1,301,737                    $   219,451                     $  139,474
===========================================================================================================================

      $     80,622                   $  1,226,087                    $   219,335                     $  139,461

                39                              0                            353                             13
                 9                             (2)                        (1,816)                             0

            21,489                         75,652                          1,485                              0
                 0                              0                             17                              0
                 0                              0                              0                              0
                (2)                             0                             77                              0
---------------------------------------------------------------------------------------------------------------------------
      $    102,157                   $  1,301,737                    $   219,451                     $  139,474
===========================================================================================================================

             5,915                        112,083                         19,386                        139,475

      $      17.27                   $      11.61                    $     11.32                     $     1.00



STATEMENTS OF OPERATIONS
For the year ended December 31, 1996 (Amounts in thousands)


--------------------------------------------------------------------------------------------------------------
                                                                     ELFUN
                                                                     GLOBAL                  ELFUN
                                                                     FUND                    TRUSTS
--------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
   Income:
      Dividends                                                   $   2,625               $   23,491
      Interest                                                          287                    2,399
      Less: Foreign taxes withheld                                     (244)                    (353)
--------------------------------------------------------------------------------------------------------------
   Total income                                                       2,668                   25,537
--------------------------------------------------------------------------------------------------------------
   Expenses:
      Administrative expenses                                           106                      818
      Shareholder servicing agent expenses                               70                      229
      Transfer agent expenses                                           115                      371
      Custody and accounting expenses                                    30                      142
      Professional fees                                                  35                      102
      Registration, filing, printing and
         miscellaneous expenses                                          60                      123
--------------------------------------------------------------------------------------------------------------
   Total expenses                                                       416                    1,785
--------------------------------------------------------------------------------------------------------------
   Net investment income                                              2,252                   23,752
==============================================================================================================

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Realized gain (loss) on:
         Investments                                                 13,209                   73,283
         Futures                                                          0                   (4,184)
         Written options                                                  0                       99
         Foreign currency transactions                                 (141)                      15
   Increase (decrease) in unrealized
      appreciation/(depreciation) on:
         Investments                                                  8,968                  201,997
         Futures                                                          0                   (1,195)
         Written options                                                  0                      (33)
         Foreign currency transactions                                   (2)                       2
--------------------------------------------------------------------------------------------------------------
   Net realized and unrealized gain
      (loss) on investments                                          22,034                  269,984
--------------------------------------------------------------------------------------------------------------
   Net increase in net assets
      resulting from operations                                   $  24,286               $  293,736
==============================================================================================================



----------
See Notes to Financial Statements


---------------------------------------------------------------------------------------------------------------------------
          ELFUN                         ELFUN                                                           ELFUN
        DIVERSIFIED                   TAX-EXEMPT                         ELFUN                       MONEY MARKET
           FUND                      INCOME FUND                      INCOME FUND                        FUND
---------------------------------------------------------------------------------------------------------------------------

        $    935                       $       0                       $     88                        $     0
           2,390                          74,461                         14,831                          6,742
             (35)                              0                             (1)                             0
---------------------------------------------------------------------------------------------------------------------------
           3,290                          74,461                         14,918                          6,742
---------------------------------------------------------------------------------------------------------------------------

              62                             767                            147                             83
              36                             141                             80                             39
              64                             294                            155                            166
              22                             163                             37                             27
              29                             118                             38                             32

              39                             192                             68                             46
---------------------------------------------------------------------------------------------------------------------------
             252                           1,675                            525                            393
---------------------------------------------------------------------------------------------------------------------------
           3,038                          72,786                         14,393                          6,349
===========================================================================================================================



           2,047                           2,540                           (524)                             0
             (81)                              0                           (557)                             0
               1                               0                              8                              0
              (9)                              0                            264                              0


           7,081                         (29,865)                        (5,185)                             0
             (36)                              0                           (135)                             0
               0                               0                              0                              0
              (2)                              0                             75                              0
---------------------------------------------------------------------------------------------------------------------------

           9,001                         (27,325)                        (6,054)                             0
---------------------------------------------------------------------------------------------------------------------------

        $ 12,039                       $  45,461                       $  8,339                        $ 6,349
===========================================================================================================================


STATEMENTS OF CHANGES IN NET ASSETS
For the years ended December 31, 1996 and 1995 (Amounts in thousands)

---------------------------------------------------------------------------------------------------------------------------
                                                                        ELFUN
                                                                        GLOBAL                      ELFUN
                                                                        FUND                        TRUSTS

                                                                 1996          1995           1996            1995
---------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   Operations:
      Net investment income                                  $    2,252      $  1,849      $   23,752      $   22,570
      Net realized gain (loss) on investments,
         futures, written options, and
         foreign currency transactions                           13,068         9,356          69,213          67,725
      Net increase (decrease) in unrealized
         appreciation/(depreciation)                              8,966         8,336         200,771         261,595
---------------------------------------------------------------------------------------------------------------------------
      Net increase from operations                               24,286        19,541         293,736         351,890
---------------------------------------------------------------------------------------------------------------------------

   Distributions to unitholders from:
      Net investment income                                      (2,094)       (1,493)        (23,765)        (22,385)
      Net realized gains                                        (13,195)       (9,751)        (66,151)        (68,891)
---------------------------------------------------------------------------------------------------------------------------
   Total distributions                                          (15,289)      (11,244)        (89,916)        (91,276)
---------------------------------------------------------------------------------------------------------------------------
   Increase (decrease) in net assets from
      operations and distributions                                8,997         8,297         203,820         260,614
---------------------------------------------------------------------------------------------------------------------------
   Share transactions:
      Proceeds from sale of shares                               30,141        20,479         114,193          54,091
      Value of distributions reinvested                          14,450        10,633          65,350          65,390
      Cost of shares redeemed                                   (19,547)      (23,343)        (85,750)        (52,078)
---------------------------------------------------------------------------------------------------------------------------
   Net increase from
      share transactions                                         25,044         7,769          93,793          67,403
---------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets                       34,041        16,066         297,613         328,017

NET ASSETS
   Beginning of year                                            142,262       126,196       1,228,366         900,349
---------------------------------------------------------------------------------------------------------------------------
   End of year                                               $  176,303      $142,262      $1,525,979      $1,228,366
===========================================================================================================================
Undistributed net investment
   income, end of year                                       $       24      $      7      $        1      $      177

---------------------------------------------------------------------------------------------------------------------------
CHANGES IN FUND SHARES
---------------------------------------------------------------------------------------------------------------------------

Shares sold                                                       1,702         1,205           2,609           1,455
Issued for distributions reinvested                                 820           640           1,382           1,645
Shares redeemed                                                  (1,092)       (1,397)         (1,946)         (1,429)
---------------------------------------------------------------------------------------------------------------------------
Net increase in fund shares                                       1,430           448           2,045           1,671
===========================================================================================================================


----------
See Notes to Financial Statements

---------------------------------------------------------------------------------------------------------------------------
          ELFUN                        ELFUN                                                       ELFUN
        DIVERSIFIED                 TAX-EXEMPT                       ELFUN                      MONEY MARKET
          FUND                      INCOME FUND                   INCOME FUND                      FUND
---------------------------------------------------------------------------------------------------------------------------

    1996        1995             1996        1995              1996        1995               1996         1995
---------------------------------------------------------------------------------------------------------------------------



  $   3,038   $  2,462        $   72,786  $    73,694        $  14,393   $   14,018        $    6,349   $   6,327


      1,958      1,931             2,540       11,159             (809)       6,273                 0           0

      7,043     11,483           (29,865)     112,201           (5,245)      13,445                 0           0
---------------------------------------------------------------------------------------------------------------------------
     12,039     15,876            45,461      197,054            8,339       33,736             6,349       6,327
---------------------------------------------------------------------------------------------------------------------------


     (3,013)    (2,437)          (72,817)     (73,694)         (14,391)     (14,022)           (6,349)     (6,327)
     (1,930)    (2,010)           (5,353)      (7,518)               0            0                 0           0
---------------------------------------------------------------------------------------------------------------------------
     (4,943)    (4,447)          (78,170)     (81,212)         (14,391)     (14,022)           (6,349)     (6,327)
---------------------------------------------------------------------------------------------------------------------------

      7,096     11,429           (32,709)     115,842           (6,052)      19,714                 0           0
---------------------------------------------------------------------------------------------------------------------------

     21,433     11,488            67,712       78,293           25,974       25,816           157,968     124,163
      4,659      4,188            53,431       57,694           11,811       11,863             5,936       6,040
     (8,286)    (7,624)          (99,039)     (85,360)         (31,162)     (24,178)         (141,936)   (120,103)
---------------------------------------------------------------------------------------------------------------------------

     17,806      8,052            22,104       50,627            6,623       13,501            21,968      10,100
---------------------------------------------------------------------------------------------------------------------------
     24,902     19,481           (10,605)     166,469              571       33,215            21,968      10,100


     77,255     57,774         1,312,342    1,145,873          218,880      185,665           117,506     107,406
---------------------------------------------------------------------------------------------------------------------------
  $ 102,157   $ 77,255        $1,301,737  $ 1,312,342        $ 219,451   $  218,880        $  139,474   $ 117,506
===========================================================================================================================

  $      39   $     22        $        0  $        31        $     353   $      199        $       13   $      10






      1,270        746             5,845        6,834            2,300        2,326           157,969     124,163
        268        265             4,622        4,982            1,050        1,061             5,936       6,040
       (495)      (501)           (8,577)      (7,431)          (2,771)      (2,179)         (141,936)   (120,102)
---------------------------------------------------------------------------------------------------------------------------
      1,043        510             1,890        4,385              579        1,208            21,969      10,101
===========================================================================================================================

                                 Notes to Financial Statements December 31, 1996

1.   Organization of the Funds

The Elfun Funds (the "Funds") are registered under the Investment Company Act of 1940 (as amended) ("the 1940 Act") as open-end management investment companies and are authorized to issue an unlimited number of shares. The Funds operate as Employees' Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act.


2.   Summary of Significant Accounting Policies

The following summarizes the significant accounting policies of the Funds:

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.


Security Valuation and Transactions

Securities for which exchange quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a computerized matrix system, which considers market transactions and dealer supplied valuations. Valuations for municipal bonds are based on prices obtained from a qualified municipal bond pricing service; prices represent the mean of the secondary market.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are principally traded. Options that are written or purchased are valued using the mean between the last asked and bid prices. Forward foreign currency contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer.

Short term investments maturing within 60 days are valued at amortized cost or original cost plus accrued interest, each of which approximates fair value.

Portfolio positions which cannot be valued as set forth above are valued at fair value determined under procedures approved by the Trustees.

Elfun Money Market Fund values its securities using the amortized cost method, which values securities initially at cost and thereafter assumes a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Transactions are accounted for as of the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.


Foreign Currency

Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities and purchases and sales of investment securities denominated in foreign currency are translated to U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Reported net realized exchange gains or losses from foreign currency transactions represent sale of foreign currencies, currency gains or losses between the trade date and the settlement date on securities transactions, realized gains and losses on forward foreign currency contracts, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities at fiscal year end, as a result of changes in exchange rates.

                                 Notes to Financial Statements December 31, 1996

Income Taxes

It is each Fund's policy to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, tax-exempt income, and gains to its shareholders and, therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

Capital loss carryovers are available to offset future realized capital gains. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income. At December 31, 1996, the Elfun Income Fund had a capital loss carryover of $1,802,301, of which $617,124 expires December 31, 2002 and $1,185,177 expires December 31, 2004.

Any net capital and currency losses incurred after October 31, within the Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses. The Funds incurred and elected to defer capital losses as follows:

Elfun Income Fund                                $109,585
Elfun Tax-Exempt Income Fund                        1,340
Elfun Money Market Fund                               300

Investment Income

Corporate actions (including cash dividends) are recorded net of nonreclaimable tax withholdings on the ex-dividend date, except for certain foreign securities for which corporate actions are recorded as soon after ex-dividend date as such information is available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds and premiums on tax exempt bonds are amortized to call or maturity date, whichever is shorter using the effective yield method. On tax exempt bonds purchased before May 1, 1993, only original issue discount is amortized. For tax exempt bonds purchased after April 30, 1993, both market discount and original issue discount are amortized.


Expenses

Expenses of the Funds which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Funds. All expenses of the Funds are paid by the Investment Adviser and reimbursed by the Funds.


Distributions to Shareholders

Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund declare investment income dividends daily and pay monthly. Elfun Global Fund, Elfun Trusts, and Elfun Diversified Fund declare and pay dividends of net investment income annually. All Funds declare and pay net realized capital gain distributions annually. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include treatment of realized and unrealized gains and losses on forward foreign currency transactions, paydown gains and losses on mortgage-backed securities and losses on wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.


When-Issued Securities

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. This may increase the risk if the other party involved in the transaction fails to deliver

                                 Notes to Financial Statements December 31, 1996

and causes the Fund to subsequently invest at less advantageous yields. In connection with such purchases, the Fund is required to hold liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price, unless they enter into an offsetting contract for the sale of equal securities and value.


Forward Foreign Currency Contracts

A forward foreign currency contract ("Forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the Forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When the Forward is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if a counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. The Fund may enter into Forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates or to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency.


Repurchase Agreements

The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. It is the policy of the Funds to value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Funds have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.


Futures and Options

The Funds, other than the Elfun Money Market Fund, may invest in futures contracts and purchase and write options. These investments involve, to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular classes of instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities and interest rates. Risks also may arise if there is an illiquid secondary market for the instruments, or an inability of counterparties to perform. The Funds may invest in these instruments for the following reasons: to hedge against the effects of changes in value of portfolio securities due to anticipated changes in interest rates and/or market conditions, to equitize a cash position, for duration management, or when the transactions are economically appropriate to reduce the risk inherent in the management of the Fund involved.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the futures contract is closed. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the proceeds on the sale of the security for a purchased put or cost of the security for a call option is adjusted by the amount of premium received or paid.

                                 Notes to Financial Statements December 31, 1996

Security Lending

The Funds may loan securities to well known and recognized U.S. and foreign brokers and banks and receive a lenders fee. These fees are included in interest income. The loans of securities will be collateralized by cash, letters of credit or U.S. Government securities. The collateral will be segregated and maintained at all times with the custodian and must be equal to the current value of the securities loaned. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Fund may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices.


Other

There are certain additional risks involved when investing in foreign securities that are not inherent in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws and restrictions.


3.   Fees and Compensation Paid to Affiliates


Advisory and Administration Fees

During 1996 the Funds incurred expenses for the cost of services performed or rendered by General Electric Company's wholly owned subsidiary, General Electric Investment Corporation ("GEIC"), as Investment Adviser and for services GEIC performed or rendered as shareholder servicing agent. These expenses are included as administrative expenses and shareholder servicing agent fees in the Statements of Operations. The Trustees received no compensation as Trustees for the Elfun Funds.


4.   Aggregate Unrealized Appreciation and Depreciation
     (Dollars in Thousands)

Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at December 31, 1996, were as follows:


                           Gross             Gross               Net
                        Unrealized        Unrealized          Unrealized
                       Appreciation      Depreciation        Appreciation
--------------------------------------------------------------------------------

Elfun Global Fund        $ 32,967           $ 7,227           $ 25,740
Elfun Trusts              757,213             5,624            751,589
Elfun Diversified
   Fund                    22,331               842             21,489
Elfun Tax-Exempt
   Income Fund             76,260               608             75,652
Elfun Income Fund           2,582             1,097              1,485

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at December 31, 1996.

                                 Notes to Financial Statements December 31, 1996

5.   Options
     (Dollars in Thousands)

During the year ended December 31, 1996, the following option contracts were written:


                             Elfun Trusts            Elfun Diversified Fund
                   -------------------------------------------------------------
                        Number                       Number
                     of Contracts     Premium     of Contracts       Premium
--------------------------------------------------------------------------------

Balance as of
   December 31, 1995       150       $   46               0         $     0
Written                    250           57           1,220           1,191
Closed and Expired        (400)        (103)         (1,220)         (1,191)
Exercised                    0            0               0               0
                         -----        -----          ------          ------

Balance as of
   December 31, 1996         0       $    0               0         $     0
                         =====        =====          ======          ======


                                           Elfun Income Fund
                                  ----------------------------------
                                     Number
                                  of Contracts       Premium
--------------------------------------------------------------------------------

Balance as of December 31, 1995            0        $     0
Written                                    8              8
Closed and Expired                        (8)            (8)
Exercised                                  0              0
                                      ------         ------
Balance as of
   December 31, 1996                       0        $     0
                                      ======         ======

6.   Investment Transactions
     (Dollars in Thousands)

The cost of purchases and the proceeds from sales of investments, other than U.S. Government securities, short term securities and options, for the year ended December 31, 1996, were:

                                  Purchases         Sales
--------------------------------------------------------------------------------

Elfun Global Fund               $  81,224        $  70,248
Elfun Trusts                      167,392          156,427
Elfun Diversified Fund             24,144           19,464
Elfun Tax-Exempt
   Income Fund                    289,488          271,351
Elfun Income Fund                  99,220           91,009


The cost of purchases and the proceeds from sales of long term U.S. Government securities for the year ended December 31, 1996, were:

                                  Purchases     Sales
--------------------------------------------------------------------------------

Elfun Trusts                   $    1,429  $    8,422
Elfun Diversified Fund             57,077      51,627
Elfun Income Fund                 365,795     359,479

7.   Security Lending

At December 31, 1996, the Elfun Income Fund loaned securities having a value, including accrued interest, of approximately $14,495,564 and received $15,382,137 in cash and letters of credit as collateral for the loans. Cash collateral received is invested in high grade liquid debt obligations and short term investments at December 31, 1996.

Independent Auditors' Report

[LOGO]

To the Board of Trustees and
Shareholders of the Elfun Mutual Funds:

We have audited the accompanying statements of assets and liabilities of the Elfun Global Fund, Elfun Trusts, Elfun Diversified Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund and Elfun Money Market Fund, (the "Elfun Funds"), including the schedules of investments, as of December 31, 1996, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Elfun Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Elfun Funds as of December 31, 1996, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.


/S/ SIGNATURE

New York, New York
February 11, 1997

                                                     Elfun Funds Investment Team

Portfolio Managers

Elfun Global Fund
Ralph R. Layman

Elfun Trusts
David B. Carlson

Elfun Diversified Fund
David B. Carlson
Robert A. MacDougall

Elfun Tax-Exempt Income Fund
Robert R. Kaelin

Elfun Income Fund
Robert A. MacDougall

Elfun Money Market Fund
Robert A. MacDougall



Officers of the Investment Adviser
John H. Myers, Trustee,
Chairman of the Board and President,
General Electric Investment Corporation

Eugene K. Bolton, Trustee, EVP, Domestic Equities

Michael J. Cosgrove, Trustee, EVP, Mutual Funds

Ralph R. Layman, Trustee, EVP, International Equities
Alan M. Lewis, Trustee, EVP, General Counsel and Secretary

Robert A. MacDougall, Trustee, EVP, Fixed Income

Geoffrey R. Norman, EVP, Institutional Marketing

Donald W. Torey, Trustee, EVP, Finance and Administration




Investment Adviser
General Electric Investment Corporation


Independent Auditors
KPMG Peat Marwick LLP


Custodian
State Street Bank & Trust Company


Shareholder Servicing Agent
Address all inquiries to:
GE Investments
P.O. Box 8309
Boston, MA 02266-8309

                                                           Shareholder Inquiries

Shareholder Services has embarked on an ambitious program of service upgrades which will be apparent to all our shareholders in the coming months. Among the areas of improvement will be our telephone technology, account transactional processing and universal availability of our daily fund prices in the media. Our first order of business is to redesign and improve the Automated Voice Response System, which is accessed nearly one million times a year (over 3,500 calls per day). These numbers show us that our shareholders have readily utilized this service in making investment decisions.

The new user-friendly Automated Voice Response System, which will be available 24 hours a day, 7 days a week, is in the planning stage. Here is a brief list of the various functions expected to be included in the final version, which will have a more simplified and understandable menu selection:

o Obtain information on prices, yields and returns - current as well as historical

o Create a personal portfolio to hear prices, yields and returns only of funds you own or funds you may wish to track

o Obtain account balance information - individual investments and total portfolio

Shortly before the conversion occurs, shareholders will receive a brochure with detailed instructions on how to use the new System.

We hope you will be pleased with this service upgrade and we welcome your comments and suggestions.

                                                      Information and Assistance

                     Inquiry Center hours: Monday to Friday 8:30 AM -- 5:00 PM Shareholder Services: 1-800-242-0134
       Daily Value Yields and Performance:  1-800-843-3359
--------------------------------------------------------------------------------

 This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

ELFUN FUNDS
3003 SUMMER STREET
STAMFORD, CT 06904-7900

                                                                       BULK RATE
                                                                    U.S. POSTAGE
                                                                            PAID
                                                                      CANTON, MA
                                                                  PERMIT NO. 313


[GE LOGO]


Distributed by GE Investment Services, Inc., member NASD and SIPC